As Filed with the Securities and Exchange Commission on April 29, 2003
                                                     Registration Nos. 2 - 30771
                                                                     811 - 01764

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         [ ] Pre-Effective Amendment No.
                       [x] Post Effective Amendment No. 50

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                              [x] Amendment No. 50

                      AMERICAN FIDELITY SEPARATE ACCOUNT A
              (FORMERLY AMERICAN FIDELITY VARIABLE ANNUITY FUND A)
                           (Exact Name of Registrant)

                       AMERICAN FIDELITY ASSURANCE COMPANY
                               (Name of Depositor)

 2000 N. CLASSEN BOULEVARD, OKLAHOMA CITY, OKLAHOMA           73106
(Address of Depositor's Principal Executive Offices)        (Zip Code)

Depositor's Telephone Number, Including Area Code     (405) 523-2000

Stephen P. Garrett                             Copies to:
Senior Vice President
Law and Government Affairs                     Jennifer Wheeler, Esq.
American Fidelity Assurance Company            McAfee & Taft
2000 N. Classen Boulevard                      A Professional Corporation
Oklahoma City, Oklahoma  73106                 10th Floor, Two Leadership Square
(Name and Address of Agent for Service)        Oklahoma City, OK 73102-7103

Approximate Date of Proposed Public Offering:  As soon as practicable after effectiveness of the
                                               Registration Statement

It is proposed that this filing will become effective (check appropriate box)
     [ ]  immediately upon filing pursuant to paragraph (b) of Rule 485
     [ ]  on May 1, 2003 pursuant to paragraph (b) of Rule 485
     [ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
     [x]  on May 1, 2003 pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of Securities Being Registered:           Group variable annuity contracts
--------------------------------------------------------------------------------

================================================================================

                      AFPR1ME
                              GROWTH
                                       Variable Annuity(R)

                                    issued by

                      American Fidelity Separate Account A

                                       and

                       American Fidelity Assurance Company

                                   PROSPECTUS
                                   May 1, 2003


     American Fidelity Separate Account A is offering the AFPR1ME GROWTH Variable Annuity(R) to employers and self-employed individuals for use in qualified retirement plans. The AFPR1ME GROWTH Variable Annuity(R) is issued by American Fidelity Assurance Company in the form of group contracts between American Fidelity and the employer or self-employed individual or an individual using the contract to fund an Individual Retirement Annuity.

     The assets of Separate Account A will be invested solely in American Fidelity Dual Strategy Fund, Inc.(R) Dual Strategy Fund's primary investment objective is long-term capital growth; its secondary investment objective is the production of income. The fund invests in a diversified portfolio consisting primarily of common stock. Any income and realized capital gains from the fund will be reinvested by Separate Account A in shares of the fund.

     This prospectus contains important information about the AFPR1ME GROWTH Variable Annuity(R) and Separate Account A that a prospective investor should know before investing. To learn more about the variable annuity and Separate Account A, you should read our Statement of Additional Information dated May 1, 2003 that we filed with the Securities and Exchange Commission. The SEC maintains a web site (http://www.sec.gov) that contains our Statement of Additional Information, material incorporated by reference and other material that we file electronically with the SEC.

     The Statement of Additional Information is incorporated by reference into this document. The table of contents of the Statement of Additional Information appears on the last page of this prospectus. For a free copy of our Statement of Additional Information, call us at (800) 662-1106 or write to us at P.O. Box 25520, Oklahoma City, Oklahoma 73125-0520 or e-mail us at va.help@af-group.com.

     The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                 ---------------

      Please read this prospectus carefully and keep for future reference.

                                GLOSSARY OF TERMS

     Some of the terms used in this prospectus are technical. To help you understand these terms, we have defined them below.

     Accumulation phase: The period of time between becoming a participant and the commencement of annuity payments. Until you begin receiving annuity payments, your policy is in the accumulation period.

     Accumulation unit: The unit of measurement we use to keep track of the value of your account during the accumulation period.

     Annuitant: The person on whose life annuity payments are based.

     Annuity: A series of installment payments either for a fixed period or for the life of the annuitant, or for the joint lifetime of the annuitant and another person.

     Annuity date: The date annuity payments begin.

     Annuity options: The various methods available to select as pay-out plans for your annuity payments.

     Annuity payments: Payments made after retirement to participants pursuant to the contract.

     Annuity phase: The period during which we make annuity payments.

     Annuity unit: The unit of measurement we use to calculate your annuity payments during the annuity period.

     Contract: The master group contract between American Fidelity and a contract owner.

     Contract owner: The entity to which a contract is issued, which is normally the employer of participants or an organization representing an employer.

     Participant: A person, like yourself, who has an interest in an annuity contract due to making premium deposits.

     Participant account: The account we maintain for you, as a participant, reflecting the accumulation units credited to you.

     Purchase payment: Money invested by or on behalf of participants in a contract.

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----

Summary.....................................................................1
Fee Table...................................................................2
Condensed Financial Information.............................................3
The AFPR1ME Growth Variable Annuity(R)......................................4
Purchasing Accumulation Units...............................................5
Receiving Payments From the Annuity.........................................6
Expenses....................................................................8
Withdrawals.................................................................9
Death Benefit..............................................................10
Performance................................................................10
Federal Tax Matters........................................................11
Other Information..........................................................15
Financial Statements.......................................................16
Table of Contents of Statement of Additional Information...................16

                                     SUMMARY

     In this summary, we discuss some of the important features of your group annuity contract. You should read the entire prospectus for more detailed information.

     The  AFPR1ME  GROWTH  Variable  Annuity(R).  The  AFPR1ME  GROWTH  Variable
Annuity(R) is a contract between an employer, who is the contract owner on behalf of its participants, and American Fidelity, which is the insurance company. Money invested in the AFPR1ME GROWTH Variable Annuity(R) is invested on a tax deferred basis in Dual Strategy Fund. The AFPR1ME GROWTH Variable Annuity(R) is designed for people seeking long-term earnings, generally for retirement or other long-term purposes. The tax-deferred feature is most attractive to people in high federal and state tax brackets. You should not become a participant in the AFPR1ME GROWTH Variable Annuity(R) if you are looking for a short-term investment or if you cannot afford to lose some or all of your investment.

     Like all deferred annuities, the annuity contract has two phases: the accumulation phase and the annuity phase. During the accumulation phase, you invest money in your annuity on a pre-tax basis, and your earnings accumulate on a tax-deferred basis. You can withdraw money from your participant account during the accumulation phase, but federal income tax and penalties may apply if you make withdrawals before age 59-1/2.

     The annuity phase begins when you start receiving regular payments from your participant account. Among other factors, the amount of the payments you may receive during the annuity phase will depend on the amount of money you invest in your participant account during the accumulation phase and on the investment performance of Dual Strategy Fund.

     Dual Strategy Fund. The money you invest in your AFPR1ME GROWTH Variable Annuity(R) is used to purchase, at net asset value, shares of Dual Strategy Fund. You can make or lose money on your investment, depending on market conditions.

     Taxes. Generally, the premium deposits you make are excludable from your gross income, and earnings are not taxed until you make a withdrawal. In most cases, if you withdraw money, earnings come out first and are taxed as income. If you withdraw any money before you are 59-1/2, you may be charged a federal tax penalty on the taxable amounts withdrawn. In most cases, the penalty is 10% on the taxable amounts. All payments during the annuity period are taxable.

     Withdrawals. You may withdraw money at any time during the accumulation phase. No fees are charged for withdrawals. Restrictions exist under federal tax law concerning when you can withdraw money from a qualified plan, and you may have to pay income tax and a tax penalty on any money you withdraw. If a withdrawal causes your participant account to have a remaining value of less than $1,000, we may redeem all your accumulation units and cancel your account. After a complete withdrawal, you may not establish a new participant account without our consent.

     Although the contract does not have a "free-look" provision, you do have the right to withdraw all or part of the value of your participant account at any time without paying a withdrawal fee.

     Questions. If you have any questions about your contract or need more information, please contact us at:

                   American Fidelity Assurance Company
                   Annuity Services Department
                   P.O. Box 25520 Oklahoma City, OK 73125-0520
                   Telephone: (800) 662-1106
                   E-mail: va.help@af-group.com

                                   FEE TABLE

     The following tables describe the fees and expenses you will pay when buying, owning and surrendering your policy. The first table describes the fees and expenses that you will pay at the time you buy your policy, surrender the policy or transfer cash value between investment options. State premium taxes may also be deducted.

Contract Owner Transaction Expenses (as a percentage of purchase payments)
     Sales Charges....................................................3.00%
     Administrative Expense ..........................................0.25%
     Minimum Death Benefit Expense....................................0.75%
     Deferred Sales Load...............................................None
     Surrender Fees....................................................None
     Exchange Fee......................................................None

     The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including the portfolio fees and expenses.

Per Payment Charge...................................................... $ 0.50
One-time Contract Certificate Fee........................................$15.00
Separate Account A Annual Expenses (as a percentage of average account value)
     Mortality and Expense Risk Fees................................... 0.96025%

     The next table shows the minimum and maximum total operating expenses charged by the portfolio company that you may pay periodically during the time that you own the policy. Additional details about the portfolio company's fees and expenses is contained in the prospectus for the portfolio company.

Dual Strategy Fund Annual Expenses (as a percentage of its average net assets)
                                                 Minimum        Maximum
     Management Fee...............................0.50%          0.50%

     The purpose of the fee table is to show you the various costs and expenses that you will bear directly or indirectly. The table reflects the expenses of both Separate Account A and Dual Strategy Fund. For a more complete explanation of each of the expense components, see "Expenses" on page 8 of this prospectus as well as the description of expenses of Dual Strategy Fund in the accompanying prospectus. Although premium taxes are not reflected in the fee table, they may apply.

Example

     The examples are intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses and portfolio fees and expenses.

     The examples assume that you invest $10,000 in the policy for the time periods indicated. The examples also assume that your investment has a 5% return each year and assume the maximum fees and expenses of the portfolios. Although your actual costs may be higher or lower, based on these assumptions, the examples show the expenses you would pay on a $10,000 investment. Because no surrender fees or deferred sales load charges apply, the expenses below show the amount you would pay regardless of whether you surrender your policy at the end of each time period or do not surrender your policy or if you annuitize.

     1 Year               3 Years           5 Years            10 Years
     ------               -------           -------            --------
     $973.37              $857.64          $1,178.62           $2,084.00

     This example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the example is not an estimate or guarantee of future performance.

                         CONDENSED FINANCIAL INFORMATION

     The following table shows accumulation unit values and the number of accumulation units outstanding for Separate Account A for 2002, 2001, 2000 and 1999, and for Separate Account A's predecessor, American Fidelity Variable Annuity Fund A, for all prior years. The information is derived from the financial statements of Separate Account A and its predecessor. Beginning January 1, 1999, accumulation unit information for Separate Account A reflects its operations as a unit investment trust investing in Dual Strategy Fund.

                         2002     2001     2000     1999     1998     1997     1996     1995     1994    1993
                         ----     ----     ----     ----     ----     ----     ----     ----     ----    ----
Accumulation Unit
value:
   Beginning of year.   $24.926  $28.382  $28.552  $24.333  $19.463  $15.339  $12.199  $ 9.094  $9.709  $9.108
   End of year.......   $18.503  $24.926  $28.382  $28.552  $24.333  $19.463  $15.339  $12.199  $9.094  $9.709
Number of Accumulation
   Units outstanding
   at end of year (in
   000's)............    8,228    8,125    8,077   7,985    7,584    7,044    6,443    5,997    5,616   5,114

                     THE AFPR1ME GROWTH VARIABLE ANNUITY(R)

About the Contract

     The AFPR1ME GROWTH Variable Annuity(R) is a group annuity. A group annuity is a contract between an employer, who is the contract owner on behalf of its participants, and an insurance company (in this case American Fidelity Assurance Company), where the insurance company promises to pay you, the participants (or someone else you choose), an income in the form of annuity payments beginning on a date chosen by you. The person upon whose life the policy is based is called the annuitant, even if that person is you. You or someone else specified by you may be the annuitant. If the annuitant dies during the accumulation phase, American Fidelity Assurance Company will pay a death benefit to your beneficiary.

     We may change the AFPR1ME GROWTH Variable Annuity(R) at any time if required by state or federal laws. After a contract has been in force for three years, we may change any term of the contract except that benefits already earned by participants cannot be decreased and guaranteed monthly life incomes cannot be decreased. We will notify contract owners of any change at least 90 days before a change will take effect.

Naming a Beneficiary

     A beneficiary is the person or entity that you name to receive the benefit of your policy upon the death of the annuitant. You name the beneficiary or beneficiaries, as the case may be, at the time you become a participant in the contract, but you may change beneficiaries at a later date. If the beneficiary and the annuitant die at the same time, we will assume that the beneficiary died first for purposes of paying any death benefits.

     You can change the beneficiary of your policy at any time during the annuitant's life, unless you name the person as an irrevocable beneficiary. The interest of an irrevocable beneficiary cannot be changed without his or her consent.

     To change your beneficiary, you need to send a request on a form we accept to our home office. The change will go into effect when signed, subject to any payments we make or actions we take before we record the change. A change cancels all prior beneficiaries, except any irrevocable beneficiaries. The interest of the beneficiary will be subject to any annuity option in effect at the time of the annuitant's death.

Voting Rights

     American Fidelity Assurance Company is the legal owner of the Dual Strategy Fund shares allocated to Separate Account A. However, we believe that when Dual Strategy Fund solicits proxies in conjunction with a shareholder vote, we are required to obtain from contract owners (based on instructions they receive from their respective participants and annuitants) instructions as to how to vote those shares. When we receive the instructions, we will vote all of the shares we own for the benefit of Separate Account A in proportion to those instructions. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

Substitution

     We cannot guarantee that Dual Strategy Fund will always be available for our variable annuity products. If it should not be available, we will try to replace it with a comparable fund. A substitution of shares attributable to the contracts will not be made without prior notice to contract owners, participants and annuitants and the prior approval of the SEC in conformity with the Investment Company Act of 1940.

                          PURCHASING ACCUMULATION UNITS

Purchase Payments

     In order to keep track of the value of your account during the accumulation phase, we use a measurement called an accumulation unit. Each time you invest money with us, you are making a purchase payment (sometimes called a premium deposit). Every purchase payment you make increases the number of accumulation units in your participant account. You may make purchase payments at any time during the accumulation phase. Your first purchase payment must be at least $20, and after that, each purchase payment must be at least $10. You may increase, decrease or change the frequency of your deposits at any time. We reserve the right to reject any application or purchase payment.

     Once we receive your initial purchase payment and application, we will issue you a certificate evidencing your participation in the annuity contract. We will invest your first purchase payment within two business days of receiving it. If you do not give us all of the information we need, we will contact you to get it. If for some reason we are unable to complete the initial application process within five business days, we will either send your money back to you or get your permission to keep it until we get all of the necessary information. After your initial purchase payment, we will credit all subsequent purchase payments to your participant account using the accumulation unit value next determined after we receive your deposit. If we receive a purchase payment by 3:00 p.m., Central Time, we will apply same-day pricing to determine the number of accumulation units to credit to your account.

Accumulation Units

     The value of your participant account will go up or down depending upon the investment performance of Dual Strategy Fund and the expenses of, and deductions charged by, Separate Account A. The value of your participant account is based on the number of accumulation units in your account and the value of the accumulation units.

     We calculate the value of an accumulation unit after the New York Stock Exchange closes on each day the market is open, and then credit your participant account accordingly. We determine the value of an accumulation unit by multiplying the accumulation unit value for the previous period by a factor for the current period. The factor, which we call the net investment factor, is determined by:

     o dividing the value of a Dual Strategy Fund share at the end of the current period, including the value of any dividends or gains per share for the current period, by the value of a Dual Strategy Fund share for the previous period; and

     o    subtracting from that amount the mortality and expense risk charge.

The value of an accumulation unit may go up or down from day to day.

     The value of your account at any time before you begin receiving annuity payments is determined by multiplying the total number of accumulation units credited to your account by the current accumulation unit value. When you make a premium deposit, we credit your participant account with accumulation units. The number of accumulation units credited is determined by dividing the amount of the net premium deposit (after deduction of 4% to cover sales, administrative and minimum death benefit charges and $.50 per premium deposit) by the value of the accumulation unit. A $15 contract certificate issuance fee will also be deducted from the first premium deposit. Each participant is advised semiannually of the number of accumulation units credited to his or her account, the current accumulation unit value, and the total value of the account.Example:

     On Thursday morning, we receive a premium deposit of $100 from you. At 3:00 p.m., Central Time, on that Thursday, we determine that the value of an accumulation unit is $20.25. We then divide $95.50 by $20.25 and credit your participant account on Thursday night with 4.72 accumulation units.

                       RECEIVING PAYMENTS FROM THE ANNUITY

Annuity Date

     Upon investing in the AFPR1ME GROWTH Variable Annuity(R), you will select an annuity date, which is the month and year that you will begin receiving regular monthly income payments from the annuity. You may select your desired annuity date at any time after your initial investment and you may change the annuity date if you choose; however, you must notify us of your desired annuity date at least 30 days before you want to begin receiving annuity payments. The annuity date may not be later than the earliest to occur of the distribution date required by federal law, the contract owner's tax qualified plan or, if applicable, state law.

Selecting an Annuity Option

     On your annuity date, we will begin making annuity payments in accordance with one of our income plans. If the value of your participant account is at least $1,000, you may choose from our various income plans offered, which we call annuity options. You must designate the annuity option you prefer at least 30 days before your annuity date. If you do not choose an annuity option, we will make annuity payments to you in accordance with Option 2 below, and the full amount of your participant account will be paid out in 120 monthly payments. If the value of your account is less than $1,000, we reserve the right to pay you the entire amount of your participant account in one lump sum on your annuity date.

     You may choose one of the following annuity options at any time during the accumulation period. After your annuity payments begin, you cannot change your annuity option.

Option 1                    We will make monthly payments during the life of the
Life Variable Annuity    annuitant.  If this  option  is  elected, payments will
                         stop when the annuitant dies.


Option 2                    We will  make  monthly  payments  for the guaranteed
Life Variable Annuity period selected during the life of the annuitant. with Payments Certain When the annuitant dies, any amounts remaining under the  guaranteed  period selected will be distributed to
                         the beneficiary at  least as rapidly as they were being
                         paid as of  the date  of the annuitant's  death. If the
                         beneficiary   dies  before  the  end of  the guaranteed
                         period,  the  present  value of the  remaining payments
                         will be paid  to the estate of the beneficiary based on
                         an   annual   compound   interest  rate  of  3.5%.  The
                         guaranteed period may be 10 years, 15 years or 20 years.

Option 3                    We  will  make monthly  payments during the lifetime
Unit Refund Life         of the  annuitant. Upon  the annuitant's death, we will
Variable Annuity         make an  additional  payment  equal to the value at the
                         date of death of the  number of variable  annuity units
                         equal  to the  excess, if any, of (a) the  total amount
                         applied  under  this  option  divided  by  the variable
                         annuity  unit  value on  the annuity date  over (b) the
                         variable  annuity  units  represented by  each  annuity
                         payment  multiplied by   the number of annuity payments
                         paid prior to death.

Option 4                    We  will  make  monthly  payments  during  the joint
Joint and Survivor       lifetime  of the  annuitant and a joint annuitant. Pay-
Annuity                  ments  will  continue  during  the lifetime of the sur-
                         viving annuitant based on 66-2/3% of the annuity pay-ment in effect during the joint lifetime. If the joint annuitant is not the annuitant's spouse, this annuity option may not be selected if, as of the annuity date, the present value of the annuity payments which would be payable to the joint annuitant exceeds 49% of the present value of all payments payable to the annuitant and the joint annuitant.

Option 5                    You may  elect  forms  of  fixed annuities that have
                         essentially the same Fixed Annuity characteristics as Annuity Options 1 through 4 above.

     You may change your annuity option by written request at any time before you begin receiving annuity payments. Any change must be requested at least 30 days before the annuity date. If an option is based on life expectancy, we will require proof of the payee's date of birth.

Annuity Payments

     Annuity payments are paid in monthly installments, although we reserve the right to change the frequency of payments. If the amount of your monthly annuity payment becomes less than $20, we may change the payment interval to result in payments of at least $20.

     Annuity payments may be made on a variable basis and/or on a fixed basis. Payments made on a variable basis are based on the actual investment performance of Dual Strategy Fund. Payments made on a fixed basis are based on a dollar amount that is fixed as of the annuity date and an annual rate of interest of 4%. If you choose a fixed annuity, your annuity payments will be based on an interest rate of 4% regardless of the actual performance of Dual Strategy Fund.

     If you choose to have any portion of your annuity payments based on a variable annuity option, the amount of your first annuity payment will be based on an assumed investment rate of 4.5%. The amount of subsequent annuity payments you receive may be more or less than your initial payment depending on three things:

     o    the value of your participant account on the annuity date,

     o    the assumed investment rate of 4.5%, and

     o    the performance of Dual Strategy Fund.

     After you receive your first annuity payment, if Dual Strategy Fund's actual performance exceeds the 4.5% assumed rate of, your monthly annuity payments will increase if you chose a variable annuity. Similarly, if the actual performance rate is less than 4.5%, your annuity payments will decrease relative to the first payment you received. The amount of the first annuity payment will depend on the annuity option elected and the age of the annuitant at the time the first payment is due.

                                    EXPENSES

     Charges and other expenses associated with the AFPR1ME GROWTH Variable Annuity(R) will reduce your investment return. These charges and expenses are explained below.

------------------------ -------------------------------------------------------

Sales Charge                We deduct a 3% sales charge from each  purchase pay-
                         ment we receive. The sales charge is intended to re-cover our distribution expenses associated with market-ing contracts. If the 3% sales charge is not adequate to recover our distribution expenses, we pay the dif-ference. We may pay the difference, if there is one, from, among other things, proceeds derived from the mortality and expense risk charges discussed below. The sales charge for lump sum or periodic payments of $2,000 or more may be less than 3%, depending on the actual commission paid.

Insurance Charges

    Administrative          We deduct .25% of  each  purchase payment we receive
    Expenses to recover administrative expenses we incur, including salaries, rent, postage, telephone and office equip-ment, printing, travel, legal, actuarial and accounting fees.

                            We also  charge  an additional  $.50  administrative
                         charge against each purchase payment (for the process-ing of each purchase payment received for each plan participant) and a one-time certificate issuance fee of $15 (which is applied toward the expense of setting up each new administrative record). We will not increase the additional $.50 administrative charge until your premium deposits equal twice the amount of premium deposits made during your first premium deposits in excess of such amount when our labor costs exceed the expenses associated with the technology used to ad-minister our products and services.

    Minimum                 A deduction of .75% of each premium deposit  is made
    Death Benefit        to  cover  our costs  associated with the minimum death
                         payment. This deduction is not applicable after you reach age 65.

    Mortality and           We  assume the  risk that  the actuarial estimate of
    Expense Risk         mortality  rates  among   variable  annuitants  may  be
                         erroneous and the reserves based on such estimate will not be sufficient to meet annuity payment obligations.
                         In other words, we assume the risk that participants will live longer than we expect and that we will not have enough money to pay all of the annuity payments we are obligated to pay. We receive .96025% on an annual basis (.0026308% for each one-day valuation period) of average account value for mortality and expense risks assumed. Of this amount, .85% is for mortality risks and .11025% is for expense risks.

Taxes

    Premium Taxes           Some states and other governmental entities, such as
                         municipalities, charge premium or similar taxes. We are responsible for paying these taxes and will deduct the amount of taxes paid on your behalf from the value of your participant account. Some taxes are due when premium deposits are made; others are due when annuity payments begin. Currently, we pay any premium taxes when they become payable to the states. Premium taxes presently range from 0% to 4%, depending on the state.

    Income Taxes            We  will deduct  from each contract any income taxes
                         which it may incur because of the contract. Currently, we are not making any such deductions.

Dual Strategy Fund          Dual Strategy Fund pays us, its investment  advisor,
Expenses an annual management and investment advisory fee of .50% of the value of the average daily net assets of Dual Strategy Fund.

                            Deductions are taken from, and expenses paid out of,
                         the assets of Dual Strategy Fund. Because Separate Account A purchases shares of Dual Strategy Fund, the net assets of Separate Account A will reflect the investment advisory fee and portfolio expenses incurred by Dual Strategy Fund. You should read the attached prospectus for Dual Strategy Fund for information about such deductions.


                                   WITHDRAWALS

     You may withdraw cash from the annuity by redeeming all or part of the accumulation units in your participant account at any time before we begin making annuity payments to you. The redemption value of your account is equal to the value of the accumulation units in your account next computed after we receive the request for redemption. There is no assurance that the redemption value of your participant account will equal or exceed the aggregate amount of purchase payments. We do not charge any administrative fees for withdrawals.

     If you redeem part of the accumulation units in your account, the number of accumulation units in your participant account will decrease. The reduction in the number of accumulation units will equal the amount withdrawn divided by the applicable accumulation unit value next computed after we receive the redemption request. If a partial redemption reduces the value of your participant account to less than $1,000, we reserve the right to pay you the cash value of all of the accumulation units in your account and cancel your account. After full redemption and cancellation of a participant's account, no further purchase payments may be made on behalf of the participant without our consent.

     A participant's request for redemption should be submitted to us in writing on a form we accept, with the signature of the person in whose name the participant account is registered, signed exactly as the name appears on our register. In certain instances, we may require additional documents, such as trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. All proper redemption requests received before 3:00 p.m., Central Time, will receive same-day pricing.

     Payments for accumulation units redeemed are made within three business days after we receive a properly tendered request. However, we may delay the mailing of a redemption check for recently purchased accumulation units until such time as the payment check has cleared. Redemption rights may be suspended or payment postponed at times when:

     o the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted;

     o an emergency exists as a result of which disposal by Dual Strategy Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for Dual Strategy Fund to determine the value of its net assets; or

     o for such other periods as the SEC may by order permit for the protection of participants.

         Restrictions exist under federal income tax law concerning when you can make withdrawals from a qualified plan. In addition, certain adverse tax consequences may result from withdrawals, as explained below under "Federal Tax Matters."


                                  DEATH BENEFIT

     In the event of a participant's death before receipt of annuity payments, death proceeds are payable to the person's named beneficiary in an amount equal to:

     o the value of the participant's account as of the valuation date (the date on which we have received both written notice of death and the beneficiary's written instructions), or

     o if greater, and if the participant's death occurs before age 65, 100% of the total purchase payments made by the participant, less any redemptions.

Payments normally are made within seven days of receipt of notice.

     If a participant dies during the annuity period, we will pay any remaining guaranteed payments to:

     o    the participant's beneficiary, or

     o    the participant's estate, if no beneficiary survives.

Any payments made to a beneficiary must be made on a payment schedule at least as rapid as that made to the participant.

     A beneficiary who is the spouse of a deceased participant may choose to receive the death benefit in any form that the participant could have chosen to receive annuity payments. Federal tax law requires that annuity contracts issued after January 18, 1985 restrict the length of time over which non-spouse beneficiaries may elect to receive death benefit proceeds. Contracts issued after January 18, 1985 provide that non-spouse beneficiaries must either:

     o take a total distribution within five years of the death of the participant, or

     o within one year of the participant's death, begin receiving annuity payments under an annuity option for a period not to exceed the expected lifetime of the beneficiary.

                                   PERFORMANCE

     Separate Account A may, from time to time, advertise performance in sales literature, advertisements and reports to contract owners. Performance will be calculated on the basis of average annual total return for one, five and ten year periods, assuming:

     o    an initial investment of $1,000,

     o the deduction of all sales charges and other expenses from investment results, and

     o    the reinvestment of dividends and distributions during the period.

     Average annual total return is calculated pursuant to a standardized formula and is expressed as a percentage rate which, if applied on a compounded annual basis to the original investment, would result in the value of the investment at the end of the period. Performance calculations do not reflect the deduction of any premium taxes.

     Any past performance results are not an indication of future results. Additional information regarding Separate Account A's performance is contained in the Statement of Additional Information.


                               FEDERAL TAX MATTERS

     The following description of federal income tax consequences under the contracts is not exhaustive, and special rules may apply to situations not discussed here. For further information, consult a qualified tax advisor before establishing any retirement program. This description is not intended as tax advice. We have included additional information regarding taxes in the Statement of Additional Information.

General

     Annuity contracts are a means of setting aside money for future needs - usually retirement. Congress has recognized how important saving for retirement is and provided special rules in the Internal Revenue Code of 1986, as amended, for annuities. Basically, these rules provide that you will not be taxed on the money you contribute under your contract and/or the earnings on your contributions until you receive a distribution from your contract. There are different rules regarding how you will be taxed depending upon how you take money out of your contract.

Taxes Payable by Participants and Annuitants

     The contracts offered by this prospectus are used with retirement programs which receive favorable tax-deferred treatment under federal income tax law. Increases in the value of a participant's account are not subject to income tax until annuity payments commence, at which time the amount of each payment is considered as ordinary income.

     Annuity payments and other amounts received under all contracts generally are subject to some form of federal income tax withholding. The withholding requirement will vary among recipients depending on the type of program, the tax status of the individual and the type of payments from which taxes are withheld. Additionally, annuity payments and other amounts received under all contracts may be subject to state income tax withholding requirements.

Section 403(b) Annuities for Employees of Certain Tax-Exempt Organizations or Public Educational Institutions

     Premium Deposits. Under Section 403(b) of the Internal Revenue Code, payments made by tax-exempt organizations meeting the requirements of Section 501 (c) (3) of the code and public educational institutions to purchase annuity contracts for their employees are excludable from the gross income of employees to the extent that the aggregate premium deposits do not exceed the limitations prescribed by Section 402(g)and Section 415 of the code. This gross income exclusion applies to employer contributions and voluntary salary reduction contributions.

     An individual's voluntary salary reduction contributions under Section 403(b) are generally limited to $11,000 per year (as adjusted from time to time by the Internal Revenue Service). Additional catch-up contributions are permitted under certain circumstances. Combined employer and salary reduction contributions are generally subject to the contribution limits applicable to defined contribution plans. In addition, employer contributions may need to comply with various nondiscrimination rules; these rules may have the effect of further limiting the rate of employer contributions for highly compensated employees.

     Taxation of Distributions. Distributions of voluntary salary reduction amounts are restricted. The restrictions apply to amounts accumulated after December 31, 1988 (including voluntary contributions after that date and earnings on prior and current voluntary contributions). These restrictions require that no distributions will be permitted prior to one of the following events: (1) reaching age 59-1/2, (2) separation from service, (3) death, (4) disability, or (5) hardship (hardship distributions are limited to the amount of salary reduction contributions, not including any earnings).

     Distributions from a Section 403(b) annuity contract are taxed as ordinary income to the recipient in accordance with Section 72 of the Internal Revenue Code. Distributions received before the recipient reaches age 59-1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are excepted from this penalty tax, including distributions following (1) death, (2) disability, (3) separation from service during or after the year the participant reaches age 55, (4) separation from service at any age if the distribution is in the form of substantially equal periodic payments (not less frequently than annually) over the life (or life expectancy) of the participant (or the joint lives (or joint life expectancy) of the participant and beneficiary), and (5) distributions not in excess of tax deductible medical expenses.

     Required Distributions. Generally, distributions from Section 403(b) annuities must commence no later than April 1 of the calendar year following the later of the calendar year in which the participant reaches age 70-1/2 or the calendar year in which the participant retires. Such distributions must be made over a period that does not exceed the life expectancy of the participant (or the joint life expectancy of the participant and beneficiary). If a participant dies prior to the commencement of annuity payments, the amount accumulated under the account must be distributed within five years or, if distributions to a beneficiary designated under the account start within one year of the participant's death, distributions are permitted over the life of the beneficiary or over a period not extending beyond the beneficiary's life expectancy. If the designated beneficiary is the participant's surviving spouse, the beneficiary must commence receiving benefits on or before the end of the calendar year in which the deceased spouse would have reached age 70-1/2. If the participant has started receiving annuity distributions prior to his or her death, distributions must continue at least as rapidly as under the method in effect at the date of death. A penalty tax of 50% will be imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.

     Tax-Free Transfers and Rollovers. The Internal Revenue Service has ruled (Revenue Ruling 90-24) that total or partial amounts may be transferred tax free between Section 403(b) annuity contracts and/or Section 403(b)(7) custodial accounts under certain circumstances. In addition, a distribution from a Section 403(b) annuity may be rolled over into a qualified plan, a Section 457 plan, an IRA or another Section 403(b) annuity contract. Such a rollover must be completed within 60 days of receipt of the distribution. The portion of any distribution which is eligible to be rolled over to an IRA or another Section 403 (b) program is subject to 20% federal income tax withholding unless the participant elects a direct rollover of such distribution to an IRA or other
Section 403(b) program.

Sections 401(a), 401(k) and 403(a) Qualified Pension, Profit-Sharing or Annuity Plans

     Premium Deposits. Premium deposits made by an employer or a self-employed individual under a pension, profit-sharing or annuity plan qualified under
Section 401(a) or Section 403(a) of the code are excluded from the gross income of the employee for federal income tax purposes. Payments made by an employee generally are made on an after-tax basis, unless they are made on a pre-tax basis by reason of Sections 401(k) or 414(h) of the Code.

     Taxation of Distributions. Distributions from contracts purchased under qualified plans are taxable as ordinary income, except to the extent allocable to an employee's after-tax contributions (which constitute "investment in the contract"). If a distribution is made in the form of an annuity, a fixed portion of each payment is generally excludable from income for federal income tax purposes to the extent it is allocable to the taxpayer's after-tax contributions to the plan. In general, the excludable amount is determined by dividing the after-tax contributions (basis) by the anticipated number of payments to be made under the contract. Individuals who reached age 50 by January 1, 1986 and are going to receive a lump sum distribution may elect to use a 10-year income averaging provision based on the income tax rates in effect for 1986. In addition, individuals who reached age 50 by January 1, 1986 may elect capital gains treatment for the taxable portion of a lump sum distribution attributable to years of service before 1974; such capital gains treatment has otherwise been repealed. Taxable distributions received from an account under a qualified plan prior to reaching of age 59-1/2 are subject to the same 10% penalty tax (and the same exceptions) as described with respect to Section 403 (b) annuities.

     Required Distributions. The minimum distribution requirements for qualified plans are generally the same as described with respect to Section 403(b) annuities.

     Tax-Free Rollovers. The taxable portion of certain distributions from a plan qualified under Sections 401(a) or 403(a) may be transferred in a tax-free rollover to an individual retirement account or annuity or to another such plan. Such a rollover must be completed within 60 days of receipt of the qualifying distribution. The portion of any distribution which is eligible to be rolled over to an IRA or another Section 401(a) or 403(a) plan is subject to 20% federal income tax withholding unless the participant elects direct rollover of such distribution to an IRA or other Section 401(a) or 403(a) plan.

Individual Retirement Annuities (IRAs)

Traditional IRAs

     Premium Deposits. Federal tax laws limit the extent to which individuals may make tax-deductible contributions for traditional IRA contracts. Deductible contributions equal to the lesser of $3,000 (as adjusted from time to time as provided in Section 219(b)(1)(A) of the Code) for individuals under 50 years old and $3,500 (as adjusted from time to time as provided in Section 219(b)(5) of the Code) for individuals who average 50 or older, or 100% of taxable compensation are permitted only for an individual who (i) is not (and whose spouse is not) an active participant in another retirement plan; (ii) is an active participant in another retirement plan, but is unmarried and has adjusted gross income in 2002 of $34,000 or less; (iii) is an active participant in another retirement plan, but is married and has adjusted gross income in 2002 of $54,000 or less; or (iv) is not an active participant in another retirement plan, but his or her spouse is an active participant in another retirement plan and the couple has adjusted gross income of $150,000 or less. Such individuals may also establish an IRA for a spouse during the tax year if the combined compensation of both spouses is at least equal to the contributed amount. An individual who is an active participant in another retirement plan and whose adjusted gross income exceeds the cut-off point (for 2002, $34,000 if unmarried and $54,000 if married) by less than $10,000 is entitled to make deductible IRA contributions in proportionately reduced amounts. An individual may not make tax-deductible contributions for the year in which the individual reaches age 70 1/2, or any subsequent year.

     An individual may make non-deductible IRA contributions to the extent of the excess of (i) the lesser of $3,000 (as adjusted from time to time as provided in Section 219(b)(1)(A) of the Code) for individuals under 50 years old and $3,500 (as adjusted from time to time as provided in Section 219(b)(5) of the Code) for individuals who average 50 or older, or 100% of compensation over
(ii) the IRA deduction limit with respect to the individual.

     Taxation of Distributions. Distributions from IRA contracts are taxed as ordinary income to the recipient except to the extent allocable to the recipient's non-deductible contributions (which constitute "investment in the contract"). If a distribution is made in the form of an annuity, the rules for determining the taxable portion of a distribution are similar to the rules described with respect to pension, profit-sharing, and annuity plans. In addition, a 10% penalty tax will be imposed on taxable distributions received before the year in which the recipient reaches age 59-1/2, except that distributions made on account of death, disability or in the form of substantially equal periodic payments over the life (or life expectancy) of the participant (or the joint lives (or joint life expectancies) of the participant and beneficiary) are not subject to the penalty tax. In addition, early withdrawals for the purchase of a home by a first-time home buyer (subject to a $10,000 lifetime limit) or for the payment of qualified higher education expenses, medical expenses (in limited circumstances) or medical insurance (in limited circumstances) are not subject to the penalty tax.

     Required Distributions. The minimum distribution requirements for IRA contracts are generally the same as described with respect to Section 403(b) annuities, except that no amounts are exempted from the minimum distribution requirements, in all events such distributions must commence no later than April 1 of the calendar year following the calendar year in which the participant attains age 70-1/2 and if the participant's spouse is the beneficiary the 5 year distribution requirements may be waived by statute under certain circumstances, or by the spouse's election to treat the decedent's IRA as his or her own IRA.

     Tax-Free Rollovers. The Internal Revenue Service has ruled (Rev. Rul. 78-406) that total or partial amounts may be directly transferred tax-free from an IRA to another IRA. Federal law permits funds to be transferred in a tax-free rollover from a qualified employer pension, profit-sharing or annuity plan, or a
Section  403(b) annuity  contract to an IRA contract  under certain  conditions.
Amounts accumulated under such a rollover IRA may, subject to certain limitations, subsequently be rolled over on a tax-free basis to another such plan or Section 403(b) annuity contract. In addition, subject to certain limitations, a tax-free rollover may be made from one IRA to another, provided that not more than one such rollover may be made during any twelve-month period. Subject to certain limitations, a tax-free rollover may be made from an IRA to a qualified employer pension, under certain conditions. In order to qualify for tax-free treatment, all rollovers must be completed within 60 days after the distribution is received.

Roth IRAs

     Premium Deposits. The "Roth IRA" permits individuals to make non-deductible contributions and, if specific requirements are met, receive distributions that are tax free. The Roth IRA is an individual retirement account and is treated in the same manner as a regular IRA with certain exceptions. An individual can make an annual non-deductible contribution to a Roth IRA up to the lesser of $3,000 (as adjusted from time to time as provided in Section 219(b)(A) of the Code) for individuals under 50 years old and $3,500 (as adjusted from time to time as provided in Section 219(b)(5) of the Code) for individuals who are age 50 or older, or 100% of the individual's annual compensation minus the aggregate amount of contributions for the tax year to all other IRAs maintained for the benefit of that individual. Unlike a traditional IRA, active participation in an employer's qualified plan does not reduce the amount that an individual can contribute to a Roth IRA. The contribution that can be made to a Roth IRA is phased out for individuals with adjusted gross income of between $95,000 and $110,000, and for joint filers with combined adjusted gross income of between $150,000 and $160,000, and married individuals filing separately with adjusted gross income of between $0 and $10,000.

     Taxation of Distributions. Distributions from a Roth IRA are not includible in income if the contribution to which the distribution relates is a "qualified distribution." A "qualified distribution" is a distribution which is made on or after the recipient becomes age 59-1/2, on account of death or disability or for a qualified first-time home buyer expense. A distribution is not considered to be a "qualified distribution" if it is made within the five-year period beginning with the first tax year for which the individual made a contribution to a Roth IRA. A distribution is also not a "qualified distribution" for payments properly allocable to a "qualified rollover contribution" from a regular IRA if it is made within the five-year period beginning with the first tax year in which the rollover contribution was made. Non-qualifying distributions from a Roth IRA are includible in income to the extent of earnings on contributions. Distributions that are attributable to contributions to a Roth IRA are received tax free, since these contributions were nondeductible.

     Required Distributions. Roth IRAs are not subject to minimum distribution rules before death.

     Tax-Free Rollovers. If certain requirements are met, a tax-free rollover may be made to a Roth IRA from (a) another Roth IRA or (b) a regular IRA that meets the requirements for the exclusion of a rollover under Section 408(d)(3) of the Internal Revenue Code if the taxpayer has adjusted gross income of not more than $100,000 and, if married, does not file a separate return.

Simplified Employee Pension Plans

     Premium Deposits. Under Section 408(k) of the code, employers may establish a type of IRA plan referred to as a simplified employee pension plan ("SEP"). Employer contributions under a SEP, which generally must be made at a rate representing a uniform percent of the compensation of participating employees, are excluded from the gross income of employees for federal income tax purposes. Employer contributions to a SEP cannot exceed the lesser of $40,000 or 25% of an employee's compensation.

     Salary Reduction SEPs. Federal tax law allows employees of certain small employers to have contributions made to the SEP on the employees' behalf on a salary reduction basis. These salary reduction contributions may not exceed $11,000 indexed for inflation. Additional catch-up salary reduction contributions are permitted under certain circumstances. Employees of tax-exempt organizations are not eligible for this type of SEP. Additionally, only certain small employers who have SEPs that permitted salary reduction contributions on December 31, 1996 may continue to allow salary reduction contributions.

     Taxation of Distributions. SEP distributions are subject to taxation in the same manner as regular IRA distributions.

     Required Distributions. SEP distributions are subject to the same minimum required distribution rules applicable to traditional IRAs.

     Tax-Free Rollovers. Funds may be rolled over tax free from one SEP to another as long as the rollover is completed within 60 days after the distribution is received and is done no more frequently than once every twelve months. In addition, a distribution from a SEP may be rolled over tax-free into a traditional IRA in the same manner as a distribution from a traditional IRA. A SEP may also receive a rollover contribution from a qualified employer pension, profit-sharing or annuity plan, a Section 403(b) annuity contract or a traditional IRA in the same manner as a traditional IRA.

Diversification

     The Internal Revenue Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. American Fidelity believes that Dual Strategy Fund is being managed so as to comply with the requirements.

                                OTHER INFORMATION

American Fidelity Assurance Company

     American Fidelity Assurance Company is an Oklahoma stock life insurance company incorporated under the laws of the State of Oklahoma in 1960. Its principal executive offices are located at 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106, telephone number 800-662-1106. American Fidelity is licensed to conduct life, annuity and accident and health insurance business in 49 states and the District of Columbia.

     American Fidelity Assurance Company has been a wholly-owned subsidiary of American Fidelity Corporation since 1974. The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises A Limited Partnership. William M. Cameron, an individual, and Lynda
L. Cameron, an individual, each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises A Limited Partnership. The address of both American Fidelity Corporation and Cameron Enterprises A Limited Partnership, is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106. American Fidelity Assurance Company served as the investment advisor to Separate Account A's predecessor, American Fidelity Variable Annuity Fund A, and is presently the investment advisor to Dual Strategy Fund.

Separate Account A

     American Fidelity Assurance Company's board of directors adopted a resolution on May 7, 1968 to establish Separate Account A as a separate account under Oklahoma insurance law. The inception date of Separate Account A was January 1, 1970 under the name American Fidelity Variable Annuity Fund A. It was organized as an open-end diversified management investment company with its own portfolio of securities. On January 1, 1999, Separate Account A became a unit investment trust. As part of the reorganization, the assets of Separate Account A were transferred intact to Dual Strategy Fund in exchange for shares of Dual Strategy Fund. Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940.

     The assets of Separate Account A are held in American Fidelity Assurance Company's name on behalf of Separate Account A and legally belong to American Fidelity Assurance Company. Under Oklahoma law, however, the assets of Separate Account A may not be charged with liabilities arising out of other business activities of American Fidelity Assurance Company. All income, gains and losses, realized or unrealized, are credited to or charged against Separate Account A contracts without regard for income, gains and losses of American Fidelity Assurance Company. American Fidelity Assurance Company is obligated to pay all benefits and make all payments under the AFPR1ME GROWTH Variable Annuity(R).

Dual Strategy Fund

     Separate Account A invests exclusively in American Fidelity Dual Strategy Fund(R), an open-end diversified management investment company. Pursuant to a management and investment advisory agreement and subject to the authority of Dual Strategy Fund's board of directors, American Fidelity Assurance Company serves as Dual Strategy Fund's investment advisor and conducts the business and affairs of Dual Strategy Fund. American Fidelity Assurance Company has engaged Lawrence W. Kelly & Associates, Inc. and Seneca Capital Management LLC as sub-advisors to provide day-to-day portfolio management for Dual Strategy Fund.

     Dual Strategy Fund offers its shares to Separate Account A as a funding vehicle for the annuity contracts. Dual Strategy Fund shares are also offered to other separate accounts supporting other variable annuity contracts. Dual Strategy Fund does not offer its shares directly to the general public.

     Dual Strategy Fund's investment objectives are, first, long-term growth of capital and, second, the production of income. Dual Strategy Fund invests in a diversified portfolio consisting primarily of common stock. Meeting investment objectives depends on various factors, including how well the portfolio managers anticipate changing economic and market conditions. There is no assurance that Dual Strategy Fund will achieve its objectives.

     Additional information concerning Dual Strategy Fund can be found in the current prospectus for Dual Strategy Fund which accompanies this prospectus. You should read Dual Strategy Fund's prospectus carefully before investing.

Underwriter

     American Fidelity Securities, Inc., a wholly-owned subsidiary of American Fidelity Assurance Company, is the principal underwriter for the annuity policies and acts as the distributor of the policies. The principal business address of American Fidelity Securities, Inc. is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106.

Legal Proceedings

     There are no material pending legal proceedings affecting Separate Account A, Dual Strategy Fund, American Fidelity Assurance Company or American Fidelity Securities, Inc.

                              FINANCIAL STATEMENTS

         The financial statements of Separate Account A and of American Fidelity Assurance Company are included in the Statement of Additional Information.

                              TABLE OF CONTENTS OF
                       STATEMENT OF ADDITIONAL INFORMATION

                                                                         Page
                                                                         ----
General Information and History............................................1
Performance Information....................................................1
Annuity Payments...........................................................2
Federal Income Tax Considerations..........................................3
Underwriter................................................................7
Custodian and Independent Accountants......................................7
Legal Opinion..............................................................7
Financial Statements.......................................................7

------------------------                                             PLACE
------------------------                                             STAMP
------------------------                                              HERE



                         American Fidelity Assurance Company
                         P.O. Box 25520
                         Oklahoma City, OK  73125-0520

                         Attention:  Annuity Services Department

Please send me the Statement of Additional Information for the following:

[ ]  AFPR1ME Growth Variable Annuity(R)
[ ]  American Fidelity Dual Strategy Fund, Inc.(R)

Name     _______________________________________________________________
         (please print)
Address ________________________________________________________________
         (please print)
        ________________________________________________________________
         (please print)
         _______________________________________________________________
         (please print)

                                    AFPR1ME
                                            GROWTH
                                                     Variable Annuity(R)

                                    issued by

                      American Fidelity Separate Account A

                                       and

                       American Fidelity Assurance Company

                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2003


     This Statement of Additional Information is not a prospectus. You should read this document in conjunction with the Prospectus dated May 1, 2003 relating to the AFPR1ME GROWTH Variable Annuity(R).

     The Prospectus concisely sets forth information that a prospective investor should know before investing. For a copy of the Prospectus,

          write to us at:          call us at:        e-mail us at:
          P.O. Box 25520           (800) 662-1106     va.help@af-group.com
          Oklahoma City,
          Oklahoma  73125-0520

                                    AFPR1ME
                                            GROWTH
                                                     Variable Annuity(R)

                                    issued by

                      American Fidelity Separate Account A

                                       and

                       American Fidelity Assurance Company

                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2003


                                TABLE OF CONTENTS

                                                                    Page
                                                                    ----

General Information and History.......................................1
Performance Information...............................................1
Annuity Payments......................................................2
Federal Income Tax Considerations.....................................3
Underwriter...........................................................7
Custodian and Independent Accountants.................................7
Legal Opinion.........................................................7
Financial Statements..................................................7

                         GENERAL INFORMATION AND HISTORY

     The depositor, American Fidelity Assurance Company, was organized in Oklahoma in 1960 and during its existence has never changed its name. Neither the sales of variable annuity contracts nor the sales of any other insurance product by American Fidelity Assurance Company have ever been suspended by any state where American Fidelity Assurance Company has done or is presently doing business. American Fidelity Separate Account A is offering the AFPR1ME GROWTH Variable Annuity(R) to employers and self-employed individuals for use in qualified retirement plans.

     American Fidelity Assurance Company is a wholly owned subsidiary of American Fidelity Corporation, a Nevada insurance holding company. The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises, A Limited Partnership, an Oklahoma limited partnership. William M. Cameron, an individual, and Lynda L. Cameron, an individual, each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises, A Limited Partnership.

                             PERFORMANCE INFORMATION

     American Fidelity Separate Account A's average annual total returns for the one, five and ten year periods ended December 31, 2002 were -29.89%, -2.13% and 6.73%, respectively. The average annual total return (T) is computed by equating the value at the end of the period (ERV) with a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission: ERV=P(1 + T)n. Average annual total returns are calculated after deduction of all applicable fees and expenses.

     Returns for periods prior to Separate Account A's reorganization on January 1, 1999 reflect the investment performance of American Fidelity Variable Annuity Fund A. For periods subsequent to 1998, Separate Account A reports its performance as a unit investment trust investing in Dual Strategy Fund. Performance will fluctuate over time, and any past performance results are not an indication of future results.

     The following assumptions are reflected in computations of average annual total returns:

     o    reinvestment of dividends and other distributions,

     o    a complete redemption at the end of any period illustrated and

     o    no deduction for premium taxes.


                                ANNUITY PAYMENTS

Variable Annuity Payments

     A participant may elect a variable annuity payout. Variable annuity payments reflect the investment performance of Dual Strategy Fund during the annuity period. Variable annuity payments are not guaranteed as to dollar amounts.

     American Fidelity Assurance Company will determine the first annuity payment by using the 4.5% annuity table in the contract. It shows the dollar amount of the first monthly payment which can be purchased with each $1,000 of value in a participant account after deducting any applicable premium taxes.

     The  value of a  participant  account  is  determined  by  multiplying  the participant's accumulation units by the accumulation unit value on the fourteenth day before the first annuity payment. The first annuity payment varies according to the annuity option selected and the participant's age.

     American Fidelity Assurance Company will determine the number of annuity units payable for each payment by dividing the dollar amount of the first annuity payment by the annuity unit value on the annuity date. This sets the number of annuity units. The number of annuity units payable remains the same unless a participant transfers a portion of the annuity benefit to a fixed annuity. The dollar amount is not fixed and will change from month to month.

     The dollar amount of annuity payments after the first payment is determined by multiplying the fixed number of annuity units per payment by the annuity unit value on the fourteenth calendar day preceding the payment date. The result is the dollar amount of the payment.

Annuity Unit

     The value of an annuity unit is determined by multiplying the value of an annuity unit for the immediately preceding period by the product of (1) the net investment factor for the fourteenth calendar day prior to the valuation date for which the value is being determined, and (2) .9998794.

Variable Annuity Formulas

     The following formulas summarize the annuity payment calculations described above:


                                      Dollar Amount of First Monthly Payment
Number of Variable Annuity Units  = -------------------------------------------
                                    Variable Annuity Unit Value on Date of First
                                    Payment

                     Value of Annuity                   Net Investment Factor
Annuity Unit Value = Unit on Preceding  X  .9998794  X  for 14th Day Preceding
                     Valuation Date                     Current Valuation Date

Dollar Amount                    Number of           Annuity Unit Value
of Second and              =     Annuity Units   X   for Period in Which
Subsequent Annuity               Per Payment         Payment is Due
Payments


Fixed Annuity Payments

     The dollar amount of each fixed annuity payment will be at least as great as that determined in accordance with the 4% annuity table in the contract. The fixed annuity provides a 4% annual guaranteed interest rate on all annuity options. American Fidelity Assurance Company may pay or credit excess interest on a fixed annuity at its discretion.

                        FEDERAL INCOME TAX CONSIDERATIONS

     Note: The following description is based upon American Fidelity Assurance Company's understanding of current federal income tax law applicable to tax-qualified annuities in general. American Fidelity Assurance Company cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. American Fidelity Assurance Company does not guarantee the tax status of the policies. Purchasers bear the complete risk that the policies may not be treated as "Annuity Contracts" under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

General

     Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"), governs taxation of annuities in general. A participant is not taxed on increases in the value of his or her participant account until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption) or death benefit, the recipient is taxed on the portion of the payment that exceeds the participant's cost basis, which may be zero. The taxable portion of a lump sum payment is taxed at ordinary income tax rates.

     For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. For traditional IRA Contracts, SEP and salary reduction SEP Contracts, the exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the participant's cost basis (adjusted for any period certain or refund feature) bears to the expected return under the contract. For traditional IRA Contracts, SEP and salary reduction SEP Contracts, the exclusion amount for payments based on a variable annuity option is determined by dividing the participant's cost basis (adjusted for any period certain or refund feature) by the number of years over which the annuity is expected to be paid. Payments received after the participant's investment has been recovered (i.e., when the total of the excludable amounts equal the participant's investment) are fully taxable. The taxable portion is taxed at ordinary income rates. For Section 401(a), 401(k), and 403(a) qualified pension, profit-sharing or annuity plans and 403(b) tax-deferred annuities ("Qualified Plans"), the exclusion amount is generally determined by dividing the cost-basis of the contract by the anticipated number of payments to be made under the contract. Participants, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.

     American Fidelity Assurance Company is taxed as a life insurance company under the Code. For federal income tax purposes, Separate Account A is not a separate entity from American Fidelity Assurance Company, and its operations form a part of American Fidelity Assurance Company.

Diversification

     Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the participant with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

     On March 2, 1989, the Treasury Department issued regulations (Treas. Reg. 1.817-5) which established diversification requirements for the investment portfolios underlying variable contracts such as the contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

     The Code provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

     American Fidelity Assurance Company intends that Dual Strategy Fund will be managed in such a manner as to comply with these diversification requirements.

Multiple IRA Contracts

     For purposes of applying Section 72 of the Code to contracts issued pursuant to IRAs, SEPs and salary reduction SEPs ("IRA Contracts"), all IRA Contracts are treated as one contract and all distributions during a taxable year are treated as one distribution.

Tax Treatment of Assignments

     Contracts issued pursuant to Qualified Plans generally may not be assigned. The assignment or pledge of an IRA Contract may be a taxable event. The owner of a contract should consult competent tax advisors before assigning or pledging the contract.

Income Tax Withholding

     All distributions or the portion thereof which is includible in the gross income of the participant are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the participant, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

     Certain distributions from Qualified Plans which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to:
(a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary, or for a specified period of 10 years or more; (b) distributions which are required minimum distributions; or
(c) the portion of the distributions not includible in gross income (i.e., returns of after-tax contributions). Participants should consult their own tax counsel or other tax advisor regarding withholding requirements.

Qualified Plans

     The contracts offered by the Prospectus are designed to be suitable for use under various types of Qualified Plans and IRAs. Because of the minimum premium deposit requirements, the contracts may not be appropriate for some periodic payment retirement plans. Taxation of participants in each Qualified Plan or IRA varies with the type of plan and terms and conditions of each specific plan. Participants, annuitants and beneficiaries are cautioned that benefits under a Qualified Plan or IRA may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into American Fidelity Assurance Company's administrative procedures. Participants, annuitants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. The Prospectus, under "Federal Tax Matters," describes the types of qualified plans with which the contract may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications, depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to participating in a contract issued under a qualified plan.

     Contracts issued pursuant to Qualified Plans include special provisions restricting contract provisions that may otherwise be available and described in this Statement of Additional Information. Generally, contracts issued pursuant to Qualified Plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified policies.

Tax Treatment of Withdrawals

     Special Tax Treatment for Lump Sum Distributions from Qualified Plans. If the taxpayer receives an amount from a Qualified Plan issued pursuant to a Qualified Plan and the distribution qualifies as a lump sum distribution under the Code, the portion of the distribution that is included in income may be eligible for special tax treatment. The plan administrator should provide the taxpayer with information about the tax treatment of a lump sum distribution at the time the distribution is made.

     Special Rules for Distributions that are Rolled Over. Special rules apply to a distribution from a contract that relates to a Qualified Plan Contract or a rollover IRA Contract if the distribution is properly rolled over in accordance with the provisions of the Code. These provisions contain various requirements, including the requirement that the rollover be made directly from the distributing plan or within 60 days of receipt:

     o    To a traditional IRA under Section 408 of the Code;

     o    To another, similar Qualified Plan; or

     o To a Section 403(b) Plan or to a 457(b) Governmental Deferred Compensation Plan.

     These special rules only apply to distributions that qualify as "eligible rollover distributions" under the Code. In general, a distribution from a Qualified Plan Contract will be an eligible rollover distribution except to the extent:

     o It is part of a series of payments made for the taxpayer's life (or life expectancy) or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary under the plan or for a period of more than ten years;

     o It is a required minimum distribution under Section 401 (a) (9) of the Code as described below; or

     o    It is made from a Qualified Plan by reason of a hardship.

     The   administrator  of  the  applicable   Qualified  Plan  should  provide
additional information about these rollover tax rules when a distribution is made.

     Distributions in the Form of Annuity Payments. If any distribution from a Qualified Plan Contract or IRA Contract is made in the form of annuity payments (and is not eligible for rollover or is not in any event rolled over), a fixed portion of each payment is generally excludable from income for federal income tax purposes to the extent it is treated as allocable to the taxpayer's "after-tax" contributions to the contract (and any other cost basis in the contract). To the extent the annuity payment exceeds such portion, it is includable in income. The portion of the annuity payment that is excludable from income is determined under detailed rules provided in the Code. If the annuity payments continue after all excludable amounts have been paid, such additional payments will generally be fully included in income.

     Penalty Tax on Withdrawals. Generally, there is a penalty tax equal to 10% of the portion of any payment from a Qualified Plan Contract or IRA Contract that is included in income. This 10% penalty will not apply if the distribution meets certain conditions. Some of the distributions that are excepted from the 10% penalty are listed below:

     o A distribution that is made on or after the date the taxpayer reaches age 59-1/2;

     o A distribution that is properly rolled over to a traditional IRA or to another eligible employer plan or account;

     o    A distribution that is made on or after the death of the taxpayer;

     o A distribution that is made when the taxpayer is totally disabled (as defined in Section 72(m) (7) of the Code);

     o A distribution that is made as part of a series of substantially equal periodic payments which are made at least annually for the taxpayer's life (or life expectancy) or the joint lives (or joint life expectancies) of the taxpayer and his joint beneficiary under the Qualified Contract (and, with respect to Qualified Plan Contracts, which begin after the taxpayer separates from service with the employer maintaining the plan);

     o A distribution that is made to the taxpayer by reason of separation from service with the employer maintaining the plan during or after the calendar year in which the taxpayer reaches age 55;

     o A distribution that is made to the taxpayer to the extent it does not exceed the amount allowable as a deduction for medical care under
          Section 213 of the Code (determined without regard to whether the taxpayer itemizes deductions);

     o A distribution that is made to an alternate payee pursuant to a qualified domestic relations order (that meets the conditions of Section 414(p) of the Code) (not applicable to IRA Contracts);

     o Distributions from an IRA Contract for the purchase of medical insurance (as described in Section 213 (d) (1) (D) of the Code) for the taxpayer and his or her spouse and dependents if the taxpayer has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the taxpayer has been re-employed for at least 60 days);

     o Distributions from an IRA Contract made to the taxpayer to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t) (7) of the Code) of the taxpayer for the taxable year; and

     o Distributions from an IRA Contract made to the taxpayer which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code).

     Required Distributions. Distributions from a contract issued pursuant to a Qualified Plan or IRA Contract (other than a Roth IRA) must meet certain rules concerning required distributions that are set forth in the Code. Such rules are summarized below:

     o For Qualified Plans, required distributions generally must start by April 1 of the calendar year following the later of the calendar year in which the taxpayer reaches age 70-1/2 or the calendar year in which the taxpayer terminates employment with the employer;

     o For IRA Contracts (other than a Roth IRA), required distributions generally must start by April 1 of the calendar year following the calendar year in which the taxpayer reaches age 70-1/2; and;

     o When distributions are required under the Code, a certain minimum amount, determined under the Code, must be distributed each year.

     In addition, other rules apply under the Code to determine when and how required minimum distributions must be made in the event of the taxpayer's death. The applicable plan documents will contain such rules.

Withdrawal Limitations

     Contracts issued pursuant to 401(k) Qualified Plans and 403(b) tax-deferred annuities are subject to limitations only when amounts may be distributed. The Prospectus, under "Federal Tax Matters," describes the applicable limitations.

                                   UNDERWRITER

     American Fidelity Securities, Inc., a wholly-owned subsidiary of American Fidelity Assurance Company, is the principal underwriter for the annuity policies and acts as the distributor of the policies. The policies are offered on a continuous basis. The aggregate underwriting commissions paid to and retained by American Fidelity Securities in connection with Separate Account A for 2000, 2001 and 2002 were $666,454, $603,208 and $515,756, respectively.

                      CUSTODIAN AND INDEPENDENT ACCOUNTANTS

     The name and address of the person who maintains physical possession of the accounts, books and other documents of American Fidelity Separate Account A required by Section 31(a) of the Investment Company Act of 1940 is David R. Carpenter, Executive Vice President and Treasurer of American Fidelity Assurance Company, 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106.

     The financial statements of American Fidelity Separate Account A included in this Statement of Additional Information have been audited by KPMG LLP, independent auditors, as set forth in its report appearing below. KPMG LLP's address is 700 Oklahoma Tower, Oklahoma City, Oklahoma 73102.

                                  LEGAL OPINION

     McAfee & Taft A Professional Corporation has provided advice on certain matters relating to the federal securities and income tax laws applicable to the contracts.

                              FINANCIAL STATEMENTS

     Following are the financial statements of Separate Account A and American Fidelity Assurance Company. The consolidated financial statements of American Fidelity Assurance Company should be considered only as bearing on the ability of American Fidelity Assurance Company to meet its obligations under the contracts; they should not be considered as bearing on the investment performance of the assets held in Separate Account A.

                      AMERICAN FIDELITY SEPARATE ACCOUNT A

                              Financial Statements

                                December 31, 2002

                   (With Independent Auditors' Report Thereon)

                          Independent Auditors' Report




Board of Directors
American Fidelity Assurance Company, and
Contract Owners
American Fidelity Separate Account A:


We have audited the accompanying statement of assets and liabilities of American Fidelity Separate Account A (Account A) as of December 31, 2002 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of Account A's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned at December 31, 2002 were verified by examination of the underlying portfolio. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Fidelity Separate Account A as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.



                                                  KPMG LLP

Oklahoma City, Oklahoma
January 17, 2003

                      AMERICAN FIDELITY SEPARATE ACCOUNT A
                       Statement of Assets and Liabilities
                                December 31, 2002
Investments at fair value:
  American Fidelity Dual Strategy Fund, Inc.
  (19,979,167 shares at net asset value of
  $7.62 per share) (cost $201,822,828)                           $ 152,241,250
                                                                 -------------
                Total assets                                       152,241,250

Total liabilities                                                          --
                                                                 -------------
                Net assets                                       $ 152,241,250
                                                                 =============
Accumulation units outstanding                                       8,228,064
                                                                 =============

Net asset value per unit                                         $      18.503
                                                                 =============

See accompanying notes to financial statements.

                      AMERICAN FIDELITY SEPARATE ACCOUNT A
                             Statement of Operations
                          Year ended December 31, 2002
Investment loss:
  Investment income distributions from underlying mutual fund    $    1,435,124
  Mortality and expense fees (note 2)                                (1,684,045)
                                                                 --------------
        Net investment loss                                            (248,921)
                                                                 --------------
Realized losses on investments:
  Proceeds from sales                                                 5,316,137
  Cost of investments sold                                           (6,340,279)
                                                                 --------------
        Net realized losses                                          (1,024,142)
                                                                 --------------
Unrealized depreciation on investments:
  Beginning of year                                                  (1,992,080)
  End of year                                                       (49,581,578)
                                                                 --------------
        Decrease in unrealized appreciation                         (51,573,658)
                                                                 --------------
        Net decrease in net assets resulting from operations     $  (52,846,721)
                                                                 ==============

See accompanying notes to financial statements.

                      AMERICAN FIDELITY SEPARATE ACCOUNT A
                       Statements of Changes in Net Assets
                     Years ended December 31, 2002 and 2001
                                                          2002             2001
                                                     -------------    -------------
(Decrease) increase in net assets from operations:
  Net investment (loss) income                       $    (248,921)         426,659
  Net realized (losses) gains on investments            (1,024,142)         245,365
  Decrease in unrealized appreciation
    on investments                                     (51,573,658)     (28,724,009)
                                                     -------------    -------------
        Net decrease in net assets resulting
          from operations                              (52,846,721)     (28,051,985)
                                                     -------------    -------------
Changes from principal transactions:
  Net purchase payments received (notes 2 and 3)        18,462,352       21,803,039
  Withdrawal of funds (note 3)                         (15,901,097)     (20,455,573)
                                                     -------------    -------------
        Increase in net assets derived from
          principal transactions                         2,561,255        1,347,466
                                                     -------------    -------------
        Decrease in net assets                         (50,285,466)     (26,704,519)

Net assets, beginning of year                          202,526,716      229,231,235
                                                     -------------    -------------

Net assets, end of year                              $ 152,241,250      202,526,716
                                                     =============    =============

See accompanying notes to financial statements.

                                               AMERICAN FIDELITY SEPARATE ACCOUNT A
                                                       Financial Highlights
                                                  2002            2001            2000           1999*           1998*
                                              -------------    -----------    ------------    ------------    ------------
Net assets                                    $152,241,250     202,526,716    229,231,235     227,978,946     184,548,449

Accumulation unit value                       $    18.5027         24.9255        28.3822         28.5519         24.3329

Number of accumulation units outstanding         8,228,064       8,125,286      8,076,584       7,984,733       7,584,332

Investment (loss) income as a percent of
  average net assets                               (0.81)%           1.16%          1.09%           0.00%           1.58%

Expenses as a percent of average net assets          0.96%           0.96%          0.96%           0.96%           1.47%

Total return                                      (25.77)%        (12.18)%        (0.59)%          17.34%          25.02%

---------------

*    As described in note 1, effective  January 1, 1999,  Account A transferred  its investment  portfolio to the Fund in exchange for shares of the Fund.  Prior to January 1, 1999,  the  investment  income of the portfolio and investment management expenses of the portfolio were reflected in Accounts A's financial statements.

See accompanying notes to financial statements.

                      AMERICAN FIDELITY SEPARATE ACCOUNT A

                          Notes to Financial Statements

                                December 31, 2002


(1)  Summary of Significant Accounting Policies

     (a)  General

          American Fidelity Separate Account A (Account A) is a separate account of American Fidelity Assurance Company (AFA). Account A was formerly known as American Fidelity Variable Annuity Fund A and operated as an open-end diversified management investment company from 1968 to December 31, 1998. Effective January 1, 1999, it was converted to a unit investment trust separate account, and it transferred its investment portfolio to the American Fidelity Dual Strategy Fund, Inc. (the Fund) in exchange for shares of the Fund. There was no impact on the net assets or net asset value per unit as a result of the transfer.

     (b)  Investments

          Account A's investment objectives are primarily long-term growth of capital and secondarily the production of income. Investments are made in the portfolio of the Fund and are valued at the reported net asset values of such portfolio, which values its investment securities at fair value. Transactions are recorded on a trade-date basis by the Fund. Income from dividends and gains from realized gain distributions are recorded on the distribution date. Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are determined on the average cost basis.

     (c)  Income Taxes

          Account A is not taxed separately because the operations of Account A are part of the total operations of AFA. AFA files its federal income tax returns under sections of the Internal Revenue Code applicable to life insurance companies. Account A's net increase in net assets from operations is not expected to result in taxable income under present regulations. Account A is not taxed as a "regulated investment company" under Subchapter "M" of the Internal Revenue Code.

     (d)  Annuity Reserves

          Annuity reserves are computed for currently payable contracts according to the Progressive Annuity Mortality Table. The assumed interest rate is 3.5% unless the annuitant elects otherwise, in which case the rate may vary from zero to 5% as regulated by the laws of the respective states. Charges to annuity reserves for mortality and expense risks experience are reimbursed to AFA if the reserves required are less than originally estimated. If additional reserves are required, AFA reimburses Account A. At December 31, 2002, there were no contract owners who had elected the variable annuity method of payout. Accordingly, Account A held no annuity reserves at December 31, 2002.

     (e)  Use of Estimates

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(2)  Variable Annuity Contracts

     AFA manages the operations of Account A and assumes certain mortality and expense risks under the variable annuity contracts. Mortality and expense fees are equal to 0.0026308% of the Account A's daily net assets (0.96025% per annum). All such fees were paid to AFA.

     Net purchase payments received represent gross payments less deductions of $777,604 and $916,205 for the years ended December 31, 2002 and 2001, respectively. The deductions are comprised of sales charges (3.25% of purchase payments), minimum death benefits (0.75% of purchase payments), administrative charges ($0.500 per payment), and certificate issuance fees ($15.00 per certificate). These deductions were paid to AFA.

     During the accumulation period, contract owners may partially or totally withdraw from Account A by surrendering a portion or all of their accumulation units. The Internal Revenue Code may limit certain withdrawals based upon age, disability, and other factors. When contract owners withdraw, they receive the current value of their accumulation units, less applicable withdrawal charges.

(3)  Unit Activity From Contract Transactions

     Transactions in units for the year ended December 31, 2002 were as follows:

                       Accumulation  units
                ----------------------------------
                Outstanding, beginning of year            8,125,286
                Increase for payments received              865,933
                Decrease for withdrawal of funds           (763,155)
                                                     -------------------
                Outstanding, end of year                  8,228,064
                                                     ===================

                       AMERICAN FIDELITY ASSURANCE COMPANY
                                AND SUBSIDIARIES

                        Consolidated Financial Statements

                         December 31, 2002 and 2001 and
                       Each of the Years in the Three-Year
                         Period Ended December 31, 2002

                   (With Independent Auditors' Report Thereon)

                          Independent Auditors' Report



Board of Directors
American Fidelity Assurance Company:


We have audited the accompanying consolidated balance sheets of American Fidelity Assurance Company and subsidiaries (the Company) as of December 31, 2002 and 2001, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 2002. In connection with our audits of the consolidated financial statements, we have also audited the financial statement schedules III and IV for each of the years in the three-year period ended December 31, 2002. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of American Fidelity Assurance Company and subsidiaries as of December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.


                                              KPMG LLP

Oklahoma City, Oklahoma
March 11, 2003

                                AMERICAN FIDELITY ASSURANCE COMPANY
                                         AND SUBSIDIARIES

                                    Consolidated Balance Sheets

                                    December 31, 2002 and 2001
                             (In thousands, except per share amounts)

     Assets                                                             2002            2001
                                                                    ------------     ------------
Investments:
       Fixed maturities available for sale, at fair value
            (amortized cost of $1,476,987 and $1,314,630
            in 2002 and 2001, respectively)                         $  1,556,036        1,338,195
       Equity securities, at fair value:
            Preferred stock (cost of $14,061 and $12,802 in 2002
                 and 2001, respectively)                                  14,646           13,142
            Common stocks (cost of $7,397 and $7,728 in
                 2002 and 2001, respectively)                              7,524            7,884
       Mortgage loans on real estate, net                                223,124          190,189
       Investment real estate, at cost (less accumulated
            depreciation of $8 and $5 in 2002
            and 2001, respectively)                                        4,134            4,137
       Policy loans                                                       26,814           25,619
       Short-term and other investments                                   15,941           40,562
                                                                    ------------     ------------
                                                                       1,848,219        1,619,728
                                                                    ------------     ------------
Cash                                                                      41,314           70,652
                                                                    ------------     ------------
Accrued investment income                                                 20,899           18,928
                                                                    ------------     ------------
Accounts receivable:
       Uncollected premiums                                               58,088           59,302
       Reinsurance receivable                                            672,710          640,789
       Other                                                              13,321           16,404
                                                                    ------------     ------------
                                                                         744,119          716,495
Deferred policy acquisition costs                                        284,416          273,507
Other assets                                                               7,478            5,387
Separate account assets                                                  198,258          243,861
                                                                    ------------     ------------
                           Total assets                             $  3,144,703        2,948,558
                                                                    ============     ============

                                AMERICAN FIDELITY ASSURANCE COMPANY
                                         AND SUBSIDIARIES

                                    Consolidated Balance Sheets

                                    December 31, 2002 and 2001
                             (In thousands, except per share amounts)
     Liabilities and Stockholder's Equity                                2002            2001
                                                                    ------------     ------------
Policy liabilities:
       Reserves for future policy benefits:
            Life and annuity                                        $    722,716          689,415
            Accident and health                                          263,432          250,485
       Unearned premiums                                                   3,224            3,593
       Benefits payable                                                   64,421           53,254
       Funds held under deposit administration contracts                 582,386          549,053
       Other policy liabilities                                          122,865          114,208
                                                                    ------------     ------------
                                                                       1,759,044        1,660,008
                                                                    ------------     ------------
Other liabilities:
       Funds withheld under reinsurance contract (notes 11 and 12)       482,730          443,722
       Net deferred income tax liability                                  85,819           70,012
       General expenses, taxes, licenses and fees payable,
            and other liabilities                                        106,659           79,399
                                                                    ------------     ------------
                                                                         675,208          593,133
Notes payable                                                            148,643          129,357
Separate account liabilities                                             198,258          243,861
                                                                    ------------     ------------
                           Total liabilities                           2,781,153        2,626,359
                                                                    ------------     ------------
Stockholder's equity:
       Common stock, par value $10 per share.  250,000
            shares authorized, issued, and outstanding                     2,500            2,500
       Additional paid-in capital                                         29,276           27,465
       Accumulated other comprehensive income                             47,053           15,533
       Retained earnings                                                 284,721          276,701
                                                                    ------------     ------------
                           Total stockholder's equity                    363,550          322,199
Commitments and contingencies (notes 9, 11, 12, and 14)
                                                                    ------------     ------------
                         Total liabilities and stockholder's equity $  3,144,703        2,948,558
                                                                    ============     ============

See accompanying notes to consolidated financial statements.

                                            AMERICAN FIDELITY ASSURANCE COMPANY
                                                     AND SUBSIDIARIES

                                             Consolidated Statements of Income

                                       Years ended December 31, 2002, 2001, and 2000
                                         (In thousands, except per share amounts)
                                                                            2002               2001              2000
                                                                        -------------      ------------      ------------
Revenues:
      Premiums:
           Life and annuity                                             $      30,374            33,411            31,950
           Accident and health                                                336,425           274,097           227,466
                                                                        -------------      ------------      ------------
                                                                              366,799           307,508           259,416
      Net investment income                                                    73,747            65,297            73,311
      Other income, net                                                        18,763            33,185            21,007
                                                                        -------------      ------------      ------------
                          Total revenues                                      459,309           405,990           353,734
                                                                        -------------      ------------      ------------
Benefits:
      Benefits paid or provided:
           Life and annuity                                                    22,858            26,714            25,134
           Accident and health                                                175,925           138,037           117,467
      Interest credited to funded contracts                                    27,887            28,148            28,558
      (Decrease) increase in reserves for future policy benefits:
           Life and annuity (net of increase in reinsurance
                reserves ceded of $34,876, $49,463, and $791 in 2002,
                2001, and 2000, respectively)                                  (1,575)              597             3,905
           Accident and health (net of [decrease] increase in
                reinsurance reserves ceded of $[1,857], $39,390, and
                $[10,239], in 2002, 2001, and 2000, respectively)              14,804            21,707            16,580
                                                                        -------------      ------------      ------------
                                                                              239,899           215,203           191,644
                                                                        -------------      ------------      ------------
Expenses:
      Selling costs                                                           113,345            93,159            77,835
      Other operating, administrative, and general expenses                    73,171            71,668            59,399
      Taxes, other than federal income taxes, and licenses
           and fees                                                            16,620            12,118            10,754
      Increase in deferred policy acquisition costs                           (10,909)          (31,269)          (27,017)
                                                                        -------------      ------------      ------------
                                                                              192,227           145,676           120,971
                                                                        -------------      ------------      ------------
                          Total benefits and expenses                         432,126           360,879           312,615
                                                                        -------------      ------------      ------------
                          Income before income tax expense (benefit)           27,183            45,111            41,119
                                                                        -------------      ------------      ------------
Income tax expense (benefit):
      Current                                                                   6,630             3,358            21,256
      Deferred                                                                 (1,006)           10,837            (8,183)
                                                                        -------------      ------------      ------------
                                                                                5,624            14,195            13,073
                                                                        -------------      ------------      ------------
                          Net income                                    $      21,559            30,916            28,046
                                                                        =============      ============      ============
Basic net income per share                                              $       86.24            123.66            112.18

See accompanying notes to consolidated financial statements.

                                                 AMERICAN FIDELITY ASSURANCE COMPANY
                                                          AND SUBSIDIARIES

                                           Consolidated Statements of Stockholder's Equity

                                            Years ended December 31, 2002, 2001, and 2000
                                                           (In thousands)
                                                                                                      Accumulated
                                                                   Additional                            other             Total
                                                    Common          paid-in          Retained        comprehensive     stockholder's
                                                     stock          capital          earnings        income (loss)        equity
                                                  -----------     -----------      ------------      ------------      ------------
Balance at December 31, 1999                      $    2,500          23,244           244,870           (18,129)          252,485
Comprehensive income:
       Net income                                        --              --             28,046               --             28,046
       Net change in unrealized holding
            loss on investments available
            for sale, net of reclassification
            adjustment                                   --              --                --             10,934            10,934
                                                                                                                      ------------
       Comprehensive income                                                                                                 38,980
Dividends                                                --              --            (11,137)              --            (11,137)
                                                  ----------     -----------      ------------      ------------      ------------
Balance at December 31, 2000                           2,500          23,244           261,779            (7,195)          280,328
Comprehensive income:
       Net income                                        --              --             30,916               --             30,916
       Net change in unrealized holding
            loss on investments available
            for sale, net of reclassification
            adjustment                                   --              --                --             22,728            22,728
                                                                                                                      ------------
       Comprehensive income                                                                                                 53,644
Capital contribution                                     --            4,221               --                --              4,221
Dividends                                                --              --            (15,994)              --            (15,994)
                                                  ----------     -----------      ------------      ------------      ------------
Balance at December 31, 2001                           2,500          27,465           276,701            15,533           322,199
Comprehensive income:
       Net income                                        --              --             21,559               --             21,559
       Net change in unrealized holding
            gain on investments available
            for sale, net of reclassification
            adjustment                                   --              --                --             36,308            36,308
       Minimum pension liability
            adjustment, net                              --              --                --             (4,788)           (4,788)
                                                                                                                      ------------
       Comprehensive income                                                                                                 53,079
Capital contribution                                     --            1,811               --                --              1,811
Dividends                                                --              --            (13,539)              --            (13,539)
                                                  ----------     -----------      ------------      ------------      ------------
Balance at December 31, 2002                      $    2,500          29,276           284,721            47,053           363,550
                                                  ==========     ===========      ============      ============      ============

See accompanying notes to consolidated financial statements.

                                         AMERICAN FIDELITY ASSURANCE COMPANY
                                                  AND SUBSIDIARIES

                                        Consolidated Statements of Cash Flows

                                    Years ended December 31, 2002, 2001, and 2000
                                                   (In thousands)
                                                                       2002             2001              2000
                                                                  -------------     -------------     -------------
Cash flows from operating activities:
      Net income                                                  $     21,559            30,916            28,046
                                                                  -------------     -------------     -------------
      Adjustments to reconcile net income to net cash
        provided by operating activities:
               Provision for depreciation                                    3                46               152
               Accretion of discount on investments                     (4,286)           (2,822)             (538)
               Realized (gains) losses on investments                   (2,366)            4,556              (199)
               Increase in deferred policy acquisition costs           (10,909)          (31,269)          (27,017)
               (Increase) decrease in accrued investment
                    income                                              (1,971)            1,621              (257)
               Increase in accounts receivable                         (27,624)          (63,538)          (15,057)
               (Increase) decrease in other assets, net of
                    realized gains                                      (2,091)              665             2,283
               Increase in policy liabilities                           55,924           121,658            29,064
               Interest credited on deposit and other
                    investment-type contracts                           27,887            28,148            28,558
               Charges on deposit and other
                    investment-type contracts                           (6,667)           (8,190)          (10,047)
               Increase in general expenses, taxes, licenses
                    and fees payable, funds withheld under
                    reinsurance contract, and other liabilities         58,901            60,595            12,689
               Deferred income taxes                                    (1,006)           10,837            (8,183)
                                                                  -------------     -------------     -------------
                        Total adjustments                               85,795           122,307            11,448
                                                                  -------------     -------------     -------------
                        Net cash provided by operating activities      107,354           153,223            39,494
                                                                  -------------     -------------     -------------
Cash  flows from investing activities: Sale, maturity,
  or repayment of investments:
           Fixed maturities available for sale                         606,026           621,559           208,148
           Equity securities                                             3,749             5,734            18,821
           Mortgage loans on real estate                                22,904            17,676            24,225
           Real estate                                                     --              3,344                 7
      Net change in short-term and
           other investments, net of realized gains                     23,103            (7,659)           19,566
      Purchase of investments:
           Fixed maturities available for sale                        (759,674)         (666,993)         (217,001)
           Equity securities                                            (4,677)             (672)           (1,784)
           Mortgage loans on real estate                               (56,378)          (48,941)          (37,740)
           Real estate                                                     --                --             (6,086)
      Net change in policy loans                                        (1,195)             (134)              (63)
      Cash received in assumption reinsurance
           agreement (note 12)                                             --                --              1,756
                                                                  -------------     -------------     -------------
                        Net cash (used in) provided by
                             investing activities                     (166,142)          (76,086)            9,849
                                                                  -------------     -------------     -------------

                                         AMERICAN FIDELITY ASSURANCE COMPANY
                                                  AND SUBSIDIARIES

                                        Consolidated Statements of Cash Flows

                                    Years ended December 31, 2002, 2001, and 2000
                                                   (In thousands)
                                                                        2002            2001              2000
                                                                  ---------------   -------------     -------------
Cash flows from financing activities:
      Dividends paid to parent                                    $     (13,539)         (14,719)          (11,137)
      Capital contribution from parent                                    1,811            4,221               --
      Proceeds from notes payable                                        20,000              --            105,434
      Repayment of notes payable                                           (714)         (10,714)         (102,714)
      Deposits to deposit and other
           investment-type contracts                                     76,438           62,791            55,983
      Withdrawals from deposit and other
           investment-type contracts                                    (54,546)         (65,833)          (95,298)
                                                                  --------------    -------------     -------------
                    Net cash provided by (used in)
                         financing activities                            29,450          (24,254)          (47,732)
                                                                  --------------    -------------     -------------
                    Net (decrease) increase in cash                     (29,338)          52,883             1,611
Cash at beginning of year                                                70,652           17,769            16,158
                                                                  --------------    -------------     -------------
Cash at end of year                                               $      41,314           70,652            17,769
                                                                  ==============    =============     =============
Supplemental disclosure of cash flow information:
      Cash paid during the year for:
           Interest on notes payable                              $       8,056            8,406             8,724
           Federal income taxes, net of refunds received                 10,271           20,500             8,850
Supplemental disclosure of noncash investing activities:
      Change in unrealized holding gain on
           investment available for sale, net of deferred tax
           expense of $19,392, $12,394 and $5,888
            in 2002, 2001, and 2000, respectively                        36,308           22,728            10,934
      Minimum pension liability adjustment, net of
           deferred tax benefit of $2,579                                (4,788)             --                --
Supplemental disclosure of amounts transferred
      to parent company through dividend of affiliated
      companies:
           Real estate                                                      --            10,449               --
           Accounts receivable                                              --                13               --
           Accrued investment income                                        --                 5               --
           Other assets                                                     --               250               --
           Notes payable                                                    --             9,042               --
           Deferred tax liability                                           --                44               --
           Other liabilities                                                --               356               --

See accompanying notes to consolidated financial statements.


                       AMERICAN FIDELITY ASSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                        December 31, 2002, 2001, and 2000




(1)  Significant Accounting Policies

     (a)  Business

          American Fidelity Assurance Company (AFA or the Company) and subsidiaries provide a variety of financial services. AFA is a wholly owned subsidiary of American Fidelity Corporation (AFC), a Nevada insurance holding company. The Company is subject to state insurance regulations and periodic examinations by state insurance departments.

          AFA is licensed in 49 states and the District of Columbia with approximately 32% of direct premiums written in Oklahoma, Texas, and California. AFA is represented by approximately 300 salaried managers and agents, and over 9,100 brokers. Activities of AFA are largely concentrated in the group disability income, group and individual annuity, supplemental health, and individual medical markets. In addition, individual and group life business is also conducted. The main thrust of AFA's sales is worksite marketing of voluntary products through the use of payroll deduction. The Company sells these voluntary products through a salaried sales force that is broken down into two divisions: the Association Worksite Division (AWD) and American Fidelity Educational Services (AFES). AWD specializes in voluntary disability income insurance programs aimed at selected groups and associations whose premiums are funded by employees through payroll deductions. AFES focuses on marketing to public school employees with voluntary insurance products such as disability income, tax-sheltered annuities, life insurance, dread disease, and accidental death and dismemberment. These premiums are also funded by employees through payroll deductions. The expertise gained by the Company in worksite marketing of voluntary products is used by the Strategic Alliance Division in developing products to meet special situations and focusing on marketing to a broad range of employers through independent broker agencies and agents interested in getting into or enhancing their payroll deduction capability. The AFAmeriLife Division was formed upon the acquisition of a block of life business in 2000. This division has begun marketing individual life products through the internet and through independent brokers.

     (b)  Basis of Presentation and Principles of Consolidation

          The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which vary in some respects from statutory accounting practices prescribed or permitted by state insurance departments (see note 2). The consolidated financial statements include the accounts and operations of AFA and its wholly owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in the consolidated financial statements.

     (c)  Use of Estimates

          Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these consolidated financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates. Principal estimates that could change in the future are the actuarial assumptions used in establishing deferred policy acquisition costs and policy liabilities.

     (d)  Investments

          Management determines the appropriate classification of investments at the time of purchase. If management has the intent and the Company has the ability at the time of purchase to hold the investments until maturity, they are classified as held to maturity and carried at amortized cost. Investments to be held for indefinite periods of time and not intended to be held to maturity are classified as available for sale and carried at fair value. Fair values of investments available for sale are based on quoted market prices. All of the Company's investments are classified as available for sale.

          The effects of any unrealized holding gains or losses on securities available for sale are reported as accumulated other comprehensive income, a separate component of stockholder's equity, net of deferred taxes. Transfers of securities between categories are recorded at fair value at the date of transfer.

          Short-term investments are reported at cost, which approximates fair value. Equity securities (common and nonredeemable preferred stocks) are reported at fair value, except for the Company's investment in common stock of the Federal Home Loan Bank of Topeka, which is a required investment that is carried at cost. Mortgage loans on real estate are reported at the unpaid balance less an allowance for possible losses. Investment in real estate is carried at cost less accumulated depreciation. Investment in real estate, excluding land, is depreciated on a straight-line basis using the estimated life of no more than 39 years. Policy loans are reported at the unpaid balance.

          Realized gains or losses on disposal of investments are determined on a specific-identification basis and are included in the accompanying consolidated statements of income.

          Because the Company's primary business is in the insurance industry, the Company holds a significant amount of assets that are matched with its liabilities in relation to maturity and interest margin. In order to maximize earnings and minimize risk, the Company invests in a diverse portfolio of investments. The portfolio is diversified by geographic region, investment type, underlying collateral, maturity, and industry. Management does not believe the Company has any significant concentrations of credit risk in its investments.

          The investment portfolio includes fixed maturities, equity securities, mortgage loans, real estate, policy loans, and short-term and other investments. The Company's portfolio does not include any fixed maturities that are low investment-grade and have a high yield (junk bonds). The Company limits its risks by investing in fixed maturities and equity securities of rated companies, mortgage loans adequately collateralized by real estate, selective real estate supported by appraisals, and policy loans collateralized by policy cash values. In addition, the Company performs due diligence procedures prior to making mortgage loans. These procedures include evaluations of the creditworthiness of the mortgagees and/or tenants and independent appraisals. Certain fixed maturities are guaranteed by the United States government.

          The Company periodically reviews its investment portfolio to determine if allowances for possible losses or provisions for other-than-temporary impairment are necessary. In connection with this determination, management reviews published market values, credit ratings, independent appraisals, and other valuation information. While management believes that current allowances are adequate, and that no provisions for other-than-temporary impairment are necessary, adjustments may be necessary in the future due to changes in economic conditions. In addition, regulatory agencies periodically review investment valuation as an integral part of their examination process. Such agencies may require the Company to recognize adjustments to the allowance for losses or carrying values of investments based upon available information and judgments of the regulatory examiners at the time of their examination.

     (e)  Recognition of Premium Revenue and Costs

          Revenues from life, payout annuity (with life contingencies), and accident and health policies represent premiums recognized over the premium-paying period and are included in life, annuity, and accident and health premiums. Expenses are associated with earned premiums to result in recognition of profits over the life of the policies. Expenses include benefits paid to policyholders and the change in the reserves for future policy benefits. The Company's earnings related to annuity products are impacted by conditions in the overall interest rate environment.

          Revenues from accumulation policies, which are included in other revenues, represent amounts assessed against policyholders. Such assessments are principally surrender charges. Policyholder account balances for accumulation annuities consist of premiums received, plus credited interest, less accumulated policyholder assessments. Policyholder account balances are reported in the consolidated balance sheets as funds held under deposit administration contracts. Expenses for accumulation annuities represent interest credited to policyholder account balances.

          Revenues from universal life policies, which are included in other revenues, represent amounts assessed against policyholders. Such assessments are principally mortality charges, surrender charges, and policy service fees. Policyholder account balances consist of premiums received plus credited interest, less accumulated policyholder assessments. Policyholder account balances are reported in the consolidated balance sheets as other policy liabilities. Expenses include interest credited to policyholder account balances and benefits in excess of account balances returned to policyholders.

     (f)  Policy Acquisition Costs

          The Company defers costs that vary with and are primarily related to the production of new business. Deferred costs associated with life, annuity, universal life, and accident and health insurance policies consist principally of field sales compensation, direct response costs, underwriting and issue costs, and related expenses. Deferred costs associated with life policies are amortized (with interest) over the anticipated premium-paying period of the policies using assumptions that are consistent with the assumptions used to calculate policy reserves. Deferred costs associated with annuities and universal life policies are amortized over the life of the policies at a constant rate based on the present value of the estimated gross profit to be realized. Deferred costs related to accident and health insurance policies are amortized over the anticipated premium-paying period of the policies based on the Company's experience. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and at the end of each accounting period, and are written off if determined to be unrecoverable.

     (g)  Policy Liabilities

          Life and annuity and accident and health policy benefit reserves are primarily calculated using the net level reserve method. The net level reserve method includes assumptions as to future investment yields, withdrawal rates, mortality rates, and other assumptions based on the Company's experience. These assumptions are modified as necessary to reflect anticipated trends and include provisions for possible unfavorable deviation.

          Reserves for benefits payable are determined using case-basis evaluations and statistical analyses. These reserves represent the estimate of all benefits incurred but unpaid. The estimates are periodically reviewed and, as adjustments become necessary, they are reflected in current operations. Although such estimates are the Company's best estimate of the ultimate value, the actual results may vary from these values in either direction.

     (h)  Reinsurance

          The Company accounts for reinsurance transactions as prescribed by Statement of Financial Accounting Standards (SFAS) No. 113, Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts. SFAS No. 113 requires the reporting of reinsurance transactions relating to the balance sheet on a gross basis and precludes immediate gain recognition on reinsurance contracts.

     (i)  Income Taxes

          Income taxes are accounted for under the asset and liability method. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

     (j)  Equipment

          Equipment, which is included in other assets, is stated at cost and is depreciated on a straight-line basis using estimated lives of three to ten years. Additions, renewals, and betterments are capitalized. Expenditures for maintenance and repairs are expensed. The costs associated with internally developed software are capitalized and amortized on a straight-line basis using estimated useful lives of three to five years. Upon retirement or disposal of an asset, the asset and related accumulated depreciation is eliminated and any related gain or loss is included in income.

     (k)  Separate Accounts

          The Company maintains a separate account under Oklahoma insurance law designated as American Fidelity Separate Account A (Account A). Account A was formerly known as American Fidelity Variable Annuity Fund A, and operated as an open-end diversified management investment company from 1968 to December 31, 1998. Effective January 1, 1999, it was converted to a unit investment trust separate account, and it transferred its investment portfolio to the American Fidelity Dual Strategy Fund (the Fund), an open-end investment company sponsored by AFA, in exchange for shares of the Fund. Under Oklahoma law, the assets of Account A are segregated from the Company's assets, are held for the exclusive benefit of the variable annuity contract owners, and are not chargeable with liabilities arising out of the business conducted by any other account or by the Company.

          The Company also maintains separate accounts under Oklahoma insurance law designated as American Fidelity Separate Account B (Account B) and American Fidelity Separate Account C (Account C). Account B and
          Account C are registered as unit investment trusts under the Investment Company Act of 1940, as amended. Under Oklahoma law, the assets of each of the 18 segregated subaccounts for Account B and the 19 segregated subaccounts for Account C are held for the exclusive benefit of the variable annuity contract owners, and are not chargeable with liabilities arising out of the business conducted by any other account or by the Company.

     (l)  Basic Net Income Per Share

          Basic net income per share is based on the weighted average number of shares outstanding. During the years ended December 31, 2002, 2001, and 2000, the weighted average number of shares outstanding was 250,000. There are no dilutive securities outstanding.

     (m)  Reclassifications

          Certain prior year amounts have been reclassified to be consistent with the current year presentation.

     (n)  Comprehensive Income

          The Company accounts for comprehensive income as prescribed by SFAS No. 130, Reporting Comprehensive Income. SFAS No. 130 establishes standards for reporting and presentation of comprehensive income and its components in a full set of financial statements. Comprehensive income (loss) consists of net income, changes in net unrealized gains (losses) on securities available for sale (net of reclassification adjustment), and changes in the net minimum pension liability, and is presented in the consolidated statements of stockholder's equity.

     (o)  New Accounting Pronouncements

          In November 2002, the Financial Accounting Standards Board (FASB) issued Interpretation No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others, an Interpretation of FASB Statements No. 5, 57 and 107 and a Rescission of FASB Interpretation No. 34 (FIN 45). FIN 45 elaborates on the disclosures to be made by a guarantor in its financial statements about its obligations under guarantees issued. FIN 45 also clarifies that a guarantor is required to recognize, at inception of a guarantee, a liability for the fair value of the obligation undertaken. The initial recognition and measurement provisions of FIN 45 are applicable to guarantees issued or modified after December 31, 2002 and are not expected to have a material effect on the Company's consolidated financial statements. The disclosure requirements are effective for financial statements of interim or annual periods ending after December 15, 2002 (note 14).

          In January 2003, the FASB issued Interpretation No. 46, Consolidation of Variable Interest Entities, and Interpretation of ARB No. 51 (FIN
          46). FIN 46 addresses the consolidation by business enterprises of variable interest entities as defined in FIN 46. FIN 46 applies immediately to variable interests in variable interest entities created after January 31, 2003, and to variable interests in variable interest entities obtained after January 31, 2003. For nonpublic enterprises, such as the Company, with a variable interest in a variable interest entity created before February 1, 2003, FIN 46 is applied to the enterprise no later than the end of the first annual reporting period beginning after June 15, 2003. FIN 46 requires certain disclosures in financial statements issued after January 31, 2003 if it is reasonably possible that the Company will consolidate or disclose information about variable interest entities when FIN 46 becomes effective. The application of FIN 46 is not expected to have a material effect on the Company's financial statements and no consolidation or disclosure is anticipated.

          In June 2001, the FASB issued SFAS No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangible Assets. SFAS No.141
          requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001 as well as all purchase method business combinations completed after June 30, 2001. SFAS No. 141 also specifies criteria intangible assets acquired in a purchase method business combination must meet to be recognized and reported apart from goodwill. SFAS No. 142 requires that goodwill and intangible assets with indefinite useful lives no longer be amortized, but instead tested for impairment at least annually in accordance with the provisions of SFAS No. 142. SFAS No. 142 also requires that intangible assets with definite useful lives be amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment in accordance with SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of, or SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, upon adoption. SFAS No. 144 supersedes SFAS No. 121; however, it retains the fundamental provisions of SFAS No. 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used and (b)
          measurement of long-lived assets to be disposed of by sale. The Company adopted the provisions of SFAS No. 141 in 2001 and SFAS Nos. 142 and 144 effective January 1, 2002. The adoption of SFAS Nos. 141, 142, and 144 did not have an impact on the consolidated financial position or results of operations of the Company.

          In February 2003, the Derivatives Implementation Group (DIG) of the FASB issued Statement 133 Implementation Issue No. B36 (DIG B36), which discusses the accounting treatment under SFAS 133 for modified coinsurance arrangements in which funds are withheld by the ceding insurer. The DIG determined that these types of arrangements include an embedded derivative that must be bifurcated from the host instrument. DIG B36 is also applicable to other funds withheld arrangements that incorporate credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of that instrument. The effective date of DIG B36, is the first day of the first fiscal quarter beginning after June 15, 2003. The Company is currently evaluating the effect that this interpretation may have upon its operations.

(2)  Statutory Financial Information

     The Company is required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare statutory financial statements differ from financial statements prepared on the basis of accounting principles generally accepted in the United States of America. The Company reported statutory net income for the years ended December 31, 2002, 2001, and 2000 of approximately $19,656,000,
     $15,676,000, and $16,293,000, respectively. The Company reported statutory capital and surplus at December 31, 2002 and 2001 of approximately $146,661,000 and $142,839,000, respectively.

     Retained earnings of the Company are restricted as to payment of dividends by statutory limitations applicable to insurance companies. Without prior approval of the state insurance department, dividends that can be paid by the Company are generally limited to the greater of (a) 10% of statutory capital and surplus, or (b) the statutory net gain from operations. These limitations are based on the amounts reported for the previous calendar year.

     The Oklahoma  Insurance  Department  has adopted  risk-based  capital (RBC)
     requirements  for  life  insurance   companies.   These   requirements  are
     applicable to the Company. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. RBC provides for surplus formulas similar to target surplus formulas used by commercial rating agencies. The formulas specify various weighting factors that are applied to statutory financial balances or various levels of activity based on the perceived degree of risk, and are set forth in the RBC requirements. The amount determined under such formulas is called the authorized control level RBC (ACLC).

     The RBC guidelines define specific capital levels based on a company's ACLC that are determined by the ratio of the company's total adjusted capital
     (TAC) to its ACLC. TAC is equal to statutory capital, plus the Asset Valuation Reserve and any voluntary investment reserves, 50% of dividend liability, and certain other specified adjustments. Companies where TAC is less than or equal to 2.0 times ACLC are subject to certain corrective actions, as set forth in the RBC requirements.

     At  December  31,  2002  and  2001,   the  statutory  TAC  of  the  Company
     significantly exceeds the level requiring corrective action.

(3)  Investments

     Investment income for the years ended December 31 is summarized below (in thousands):

                                              2002          2001         2000
                                           ---------      --------     --------
     Interest on fixed maturities          $  95,158      $ 94,862     $ 67,579
     Dividends on equity securities            1,404         1,694          691
     Interest on mortgage loans               17,281        13,883       13,301
     Investment real estate income                 5           351        1,375
     Interest on policy loans                  2,994         2,519        1,775
     Interest on short-term investments          757         1,283        1,927
     Net realized gains (losses)               2,366        (4,556)         199
     Other                                       (66)         (750)       1,059
                                           ---------      --------     --------
                                             119,899       109,277       87,906
     Less reinsurance allowance for investment
       income under funds withheld arrangement
       (note 12)                             (31,891)      (29,575)        --
     Less investment expenses                (14,261)      (14,405)     (14,595)
                                           ---------      --------     --------
          Net investment income            $  73,747      $ 65,297     $ 73,311
                                           =========      ========     ========

     Net realized gains (losses) and the changes in unrealized gains (losses) on investments for the years ended December 31 are as follows (in thousands):

                                                    2002                      2001                       2000
                                           ----------------------    -----------------------    -----------------------
                                           Realized    Unrealized    Realized     Unrealized    Realized     Unrealized
                                           --------    ----------    --------     ----------    --------     ----------
     Fixed maturities available for sale   $  4,423     $ 55,484     $ (6,469)     $ 34,961     $ (1,793)     $ 18,704
     Equity securities                         --            216           49           161        2,215        (1,882)
     Real estate                               --           --          1,545          --           --            --
     Mortgage loans                            (539)        --           (316)         --           (133)         --
     Short-term and other                    (1,518         --            635          --            (90)         --
                                           --------     --------     --------      --------     --------      --------
                                           $  2,366     $ 55,700     $ (4,556)     $ 35,122     $    199      $ 16,822
                                           ========     ========     ========      ========     ========      ========

     Included in the above realized gains (losses) is the increase in the allowance for possible losses on mortgage loans of $539,000, $316,000, and $133,000 in 2002, 2001, and 2000, respectively.

     The gross unrealized holding gains on equity securities available for sale were approximately $720,000 and $496,000 in 2002 and 2001, respectively. Gross unrealized holding losses on equity securities available for sale were approximately $8,000 in 2002.

     The amortized cost and estimated fair value of investments in fixed maturities available for sale are as follows (in thousands):

                                                            December 31, 2002
                                        ---------------------------------------------------------
                                                          Gross           Gross
                                                        unrealized      unrealized
                                        Amortized        holding         holding       Estimated
                                          cost            gains          losses        fair value
                                        ----------      --------         -------       ----------
     U.S. Treasury securities and
        obligations of U.S.
        government corporations         $  239,859      $  9,100         $   (12)      $  248,947
     States and territories                 39,402         4,839            --             44,241
     Special revenue                         1,516            30            --              1,546
     Corporate securities                  699,440        45,280          (3,533)         741,287
     Mortgage-backed securities            496,770        23,383            (138)         520,015
                                        ----------      --------         -------       ----------
                Total                   $1,476,987      $ 82,732         $(3,683)      $1,556,036
                                        ==========      ========         =======       ==========

                                                            December 31, 2001
                                        ---------------------------------------------------------
                                                          Gross           Gross
                                                        unrealized      unrealized
                                        Amortized        holding         holding       Estimated
                                          cost            gains          losses        fair value
                                        ----------      --------         -------       ----------
     U.S. Treasury securities and
        obligations of U.S.
        government corporations         $  129,284      $  1,973         $  (694)      $  130,563
     States and territories                 40,071         1,951              (3)          42,019
     Corporate securities                  692,707        16,946          (6,345)         703,308
     Mortgage-backed securities            452,568        10,655            (918)         462,305
                                        ----------      --------         -------       ----------
                Total                   $1,314,630      $ 31,525         $(7,960)      $1,338,195
                                        ==========      ========         =======       ==========

     The amortized cost and estimated fair value of investments in fixed maturities available for sale at December 31, 2002 are shown below (in thousands) by contractual maturity. Expected maturities will differ from contractual maturities because the issuers of such securities may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                     Amortized       Estimated
                                                        cost         fair value
                                                     ----------      ----------
     Due in one year or less                         $  101,712      $  102,849
     Due after one year through five years              201,109         210,725
     Due after five years through ten years             270,183         289,124
     Due after ten years                                407,213         433,323
                                                     ----------      ----------
                                                        980,217       1,036,021
     Mortgage-backed securities                         496,770         520,015
                                                     ----------      ----------
                Totals                               $1,476,987      $1,556,036
                                                     ==========      ==========

     Proceeds from sales of investments in fixed maturities available for sale were approximately $310,224,000, $486,169,000, and $152,942,000 in 2002,
     2001, and 2000, respectively. Gross gains of approximately $9,437,000, $17,199,000, and $2,387,000 and gross losses of approximately $6,089,000,
     $24,336,000, and $4,275,000 were realized on those sales in 2002, 2001, and 2000, respectively. In addition, the Company realized net gains of approximately $1,075,000, $668,000, and $95,000 during 2002, 2001, and
     2000, respectively, on investments in fixed maturities that were called or prepaid.

     Included in short-term and other investments at December 31, 2002 and 2001, respectively, are derivative instruments of approximately $3,116,000 and $3,887,000, which are carried at fair value. Upon the adoption of SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, on January 1, 2001, the Company recorded the cumulative effect of this change in accounting principle of approximately $375,000, before tax, as a realized gain in the 2001 consolidated statement of income. The net change in the fair value of these derivatives in 2002 and 2001 of approximately
     $1,518,000 and $85,000, respectively, before tax, is also reported as a realized loss in the consolidated statements of income. The derivative instruments owned by the Company consist of conversion features embedded within certain investments in fixed maturities and preferred stock, and are valued based on quotations obtained from an outside investment advisory firm.

     At December 31, 2002 and 2001, investments with carrying values of approximately $2,199,000 and $2,581,000, respectively, were on deposit with state insurance departments as required by statute.

(4)  Fair Value of Financial Instruments

     A summary of the Company's financial instruments (in thousands) and the fair value estimates, methods, and assumptions are set forth below:

                                                        2002                          2001
                                             --------------------------      -------------------------
                                             Carrying        Estimated       Carrying       Estimated
                                              amount         fair value       amount        fair value
                                             ----------      ----------      ----------     ----------
     Financial assets:
        Cash                                 $   41,314      $   41,314      $   70,652     $   70,652
        Short-term and other investments         15,941          15,941          40,562         40,562
        Accounts receivable                      71,409          71,409          75,706         75,706
        Accrued investment income                20,899          20,899          18,928         18,928
        Reinsurance receivables on paid
          and unpaid benefits                   672,710         672,710         640,789        640,789
        Policy loans                             26,814          26,814          25,619         25,619
        Fixed maturities available for sale   1,556,036       1,556,036       1,338,195      1,338,195
        Equity securities                        22,170          22,170          21,026         21,026
        Mortgage loans                          223,124         254,225         190,189        200,661

     Financial liabilities:
        Certain policy liabilities              641,353         634,723         609,784        602,030
        Other liabilities                       106,659         106,659          79,399         79,399
        Notes payable                           148,643         168,663         129,357        140,807


     Cash, Short-Term and Other Investments, Accounts Receivable, Accrued Investment Income, Reinsurance Receivables on Paid and Unpaid Benefits, and Other Liabilities

     The carrying amount of these financial instruments approximates fair value because they mature within a relatively short period of time and do not present unanticipated credit concerns. The derivative balances included in short-term and other investments are carried at fair value, based on quotations obtained from an outside investment advisory firm.

     Policy Loans

     Policy loans have average interest yields of approximately 6.50% as of December 31, 2002 and 2001 and have no specified maturity dates. These loans typically carry an interest rate that is tied to the crediting rate applied to the related policy and contract reserves. Policy loans are an integral part of the life insurance policies that the Company has in force and cannot be valued separately.

     Fixed Maturities Available for Sale

     The fair value of fixed maturities available for sale is estimated based on bid prices published in financial newspapers or bid quotations received from securities dealers. The fair value of certain securities is not readily available through market sources other than dealer quotations, so fair value estimates are based on quoted market prices of similar instruments, adjusted for the differences between the quoted instruments and the instruments being valued.

     Equity Securities

     The fair value of equity securities investments of the Company is based on bid prices published in financial newspapers or bid quotations received from securities dealers.

     Mortgage Loans

     Fair values are estimated for portfolios of loans with similar characteristics. Mortgage loans are segregated into either commercial or residential categories, and have average net yield rates of 7.69% and 7.85% for December 31, 2002 and 2001, respectively. The fair value of mortgage loans was calculated by discounting scheduled cash flows to maturity using estimated market rates of 5.65% and 7.27% for December 31, 2002 and 2001, respectively. These rates reflect the credit and interest rate risk inherent in the loans. Assumptions regarding credit risk, cash flows, and discount rates are judgmentally determined using available market information and specific borrower information. The fair value of certain residential loans is based on the approximate fair value of the underlying real estate securing the mortgages.

     Certain Policy Liabilities

     Certain policies sold by the Company are investment-type contracts. These liabilities are segregated into two categories: deposit administration funds and immediate annuities that do not have life contingencies. The fair value of the deposit administration funds is estimated as the cash surrender value of each policy less applicable surrender charges. The fair value of the immediate annuities without life contingencies is estimated as the discounted cash flows of expected future benefits less the discounted cash flows of expected future premiums, using the current pricing assumptions. The carrying amount of all other policy liabilities approximates fair value.

                                                  December 31, 2002              December 31, 2001
                                             --------------------------      -------------------------
                                             Carrying        Estimated       Carrying       Estimated
                                              amount         fair value       amount        fair value
                                             ---------       ----------      ---------      ----------
     Funds held under deposit
        administration contracts             $ 582,386       $ 574,682       $ 549,053      $ 540,042
     Annuities                                  58,967          60,041          60,731         61,988


     Notes Payable

     The fair value of the Company's notes payable is estimated by discounting the scheduled cash flows of each instrument through the scheduled maturity. The discount rates used are similar to those used for the valuation of the Company's commercial mortgage loan portfolio, except for the Company's notes payable to the Federal Home Loan Bank of Topeka, which are valued using discount rates at or near the carried rates because the notes have relatively short lives or carry the option of conversion to an adjustable rate.

     Limitations

     Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they reflect income taxes on differences between fair value and tax basis of the assets. Because no established exchange exists for a significant portion of the Company's financial instruments, fair value estimates are based on judgments regarding future expected loss experience, current economic conditions, risk characteristics of various financial instruments, and other factors. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and therefore cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

(5)  Deferred Policy Acquisition Costs

     Deferred policy acquisition costs principally represent field sales compensation, direct response costs, underwriting and issue costs, and related expenses. Information relating to the change in deferred policy acquisition costs is summarized as follows (in thousands):

                                                Life and        Accident and
                                                annuity            health         Total
                                                --------        ------------    --------

     Year ended December 31, 2002:
        Deferred costs                          $ 11,859        $ 66,498        $ 78,357
        Amortization                             (15,652)        (51,796)        (67,448)
                                                --------        --------        --------
                Net (decrease) increase         $ (3,793)       $ 14,702        $ 10,909
                                                ========        ========        ========
     Year ended December 31, 2001:
        Deferred costs                          $  9,071        $ 54,928        $ 63,999
        Amortization                              (3,728)        (29,002)        (32,730)
                                                --------        --------        --------
                Net increase                    $  5,343        $ 25,926        $ 31,269
                                                ========        ========        ========

     Year ended December 31, 2000:
        Deferred costs                          $  8,728        $ 45,710        $ 54,438
        Amortization                              (4,336)        (23,085)        (27,421)
                                                --------        --------        --------
                Net increase                    $  4,392        $ 22,625        $ 27,017
                                                ========        ========        ========

(6)  Reserves for Future Policy Benefits

     Reserves for life and annuity future policy  benefits as of December 31 are
     principally  based  on  the  interest   assumptions  set  forth  below  (in
     thousands):

                                                                                   Interest
                                                  2002            2001            assumptions
                                                ---------       ---------       ---------------
     Life annuity reserves:
        Issued prior to 1970                    $   3,455       $   3,440            4.75%
        Issued 1970 through 1980                   31,216          30,742       6.75% to 5.25%
        Issued after 1982 (indeterminate
          premium products)                           743             687       10.00% to 8.50%
        Issued through 1987 (acquired business)     1,184           1,220           11.00%
        Issued 1981-1994 (all other)               35,944          34,745       8.50% to 7.00%
        Issued after 1994 (all other)              14,634          11,214            7.00%
        Life contingent annuities                  35,169          34,642          Various*
        Group term life waiver of premium
          disabled lives                            8,361           7,402            6.00%
        Reserves acquired through assumption
          reinsurance agreement (note 12)         590,220         559,582       5.50% to 2.25%
        All other life reserves                     1,790           5,741          Various
                                                ---------       ---------
                                                $ 722,716       $ 689,415
                                                =========       =========
     ---------------

*    These reserves are revalued as limited-pay contracts.  As a result, the reserve is somewhat greater than the present  value of future  benefits  and  expenses at the assumed  interest rates,  i.e., the actual interest rates required to support the reserves are somewhat lower than the rates assumed.

     Assumptions as to mortality are based on the Company's prior experience. This experience approximates the 1955-60 Select and Ultimate Table (individual life issued prior to 1981), the 1965-70 Select and Ultimate Table (individual life issued in 1981 and after), and the 1960 Basic Group Table (all group issues). Assumptions for withdrawals are based on the Company's prior experience. All assumptions used are adjusted to provide for possible adverse deviations.

(7)  Liability for Benefits Payable

     The provision for benefits pertaining to prior years increased by approximately $1,000,000 in 2002 primarily due to fluctuations in the group medical line. The provision for benefits pertaining to prior years
     decreased  by   approximately   $5,400,000   in  2001   primarily   due  to
     better-than-anticipated   loss  experience   related  to  group  disability
     business.

(8)  Notes Payable

     Notes payable as of December 31 are summarized as follows:

                                                                     2002            2001
                                                                   --------        --------
                                                                        (In thousands)
        6.07% line of credit, due in 2003, interest due monthly    $ 25,000        $ 25,000
        5.80% line of credit, due in 2004, interest due monthly       5,000           5,000
        5.05% line of credit, due in 2005, interest due monthly       2,143           2,857
        5.55% line of credit, due in 2008, interest due monthly       6,500           6,500
        5.03% line of credit, due in 2008, interest due monthly       5,000           5,000
        5.60% line of credit, due in 2009, interest due monthly       5,000           5,000
        3.10% line of credit, due in 2009, interest due monthly      10,000            --
        6.19% line of credit, due in 2010, interest due monthly      10,000          10,000
        6.61% line of credit, due in 2010, interest due monthly      10,000          10,000
        6.33% line of credit, due in 2010, interest due monthly      15,000          15,000
        6.87% line of credit, due in 2010, interest due monthly      15,000          15,000
        6.31% line of credit, due in 2010, interest due monthly      15,000          15,000
        3.82% line of credit, due in 2012, interest due monthly      10,000            --
        5.87% line of credit, due in 2014, interest due monthly      15,000          15,000
                                                                  ---------       ---------
                                                                  $ 148,643       $ 129,357
                                                                  =========       =========

     AFA has a line of credit with the Federal Home Loan Bank of Topeka in the amounts of $148,643,000 and $129,357,000 at December 31, 2002 and 2001,
     respectively. The line of credit is secured by investment securities pledged as collateral by AFA with a carrying value of approximately $160,633,000 and $143,533,000 at December 31, 2002 and 2001, respectively, which exceeds the collateral required for this line of credit. The pledged securities are held in the Company's name in a custodial account at Bank
     One Trust Company, N.A., to secure current and future borrowings. To participate in this available credit, AFA has acquired 74,322 shares of Federal Home Loan Bank of Topeka common stock with a total carrying value of approximately $7,432,000 at December 31, 2002.

     The Company has unused lines of credit of approximately $20,000,000 available at December 31, 2002.

     Interest expense for the years ended December 31, 2002, 2001, and 2000 totaled approximately $8,113,000, $8,346,000, and $8,738,000, respectively, and is included in net investment income as an investment expense in the accompanying consolidated statements of income.

     Scheduled maturities (excluding interest) of the above indebtedness at December 31, 2002 are as follows (in thousands):

        2003                                    $  25,000
        2004                                        5,000
        2005                                        2,143
        2006                                         --
        2007                                         --
        Thereafter                                116,500
                                                ---------
                                                $ 148,643
                                                =========

(9)  Income Taxes

     Total 2002 income tax expense in the accompanying consolidated statements of income differs from the federal statutory rate of 35% of income before income taxes principally due to management fees paid to AFC treated as dividends for financial reporting purposes, and increased dividends received deduction and tax-exempt interest. In 2001, the difference is principally due to management fees paid to AFC that are treated as dividends for financial reporting purposes.

     The tax effects of temporary differences that give rise to the deferred tax assets and deferred tax liabilities at December 31 are presented below (in thousands):

                                                   2002             2001
                                                ---------        ---------
     Deferred tax assets:
        Other investments                       $     771        $     974
        Life and health reserves                   29,461           28,113
        Other liabilities and assets                3,054               34
        Minimum pension liability                   2,579             --
        Capital loss carryover                       --                949
                                                ---------        ---------
             Total gross deferred tax assets       35,865           30,070
                                                ---------        ---------
     Deferred tax liabilities:
        Fixed maturities                          (28,441)          (9,080)
        Equity securities                            (151)            (287)
        Deferred policy acquisition costs         (78,278)         (76,332)
        Due and deferred premiums                 (14,814)         (14,383)
                                                ---------        ---------
             Total gross deferred tax
               liabilities                       (121,684)        (100,082)
                                                ---------        ---------
             Net deferred tax liability         $ (85,819)       $ (70,012)
                                                =========        =========

     Management believes that it is more likely than not that the results of operations will generate sufficient taxable income to realize the deferred tax assets reported on the consolidated balance sheets.

     The Company and its subsidiaries are included in AFC's consolidated federal income tax return. Income taxes are reflected in the accompanying consolidated financial statements as if the Company and its subsidiaries were separate tax-paying entities. Other accounts receivable includes income taxes receivable of approximately $5,829,000 and $2,188,000 at December 31, 2002 and 2001, respectively.

     The Company incurred approximately $4,516,000 in net capital losses during 2001. A capital loss carryback claim was allowed for approximately $1,402,000 of this capital loss and the remaining amount, approximately $3,114,000, was utilized in 2002.

     Under the provision of the Life Insurance Company Tax Act of 1959, certain special deductions were allowed to life insurance companies for federal income tax purposes. These special deductions were repealed by the Tax Reform Act of 1984, and the untaxed balances were frozen at their December 31, 1983 levels. These balances, referred to as the "policyholders surplus account," were approximately $8,161,000 for AFA and are subject to taxation if certain levels of premium income or life insurance reserves are not maintained, or if the life insurance company makes excess distributions to shareholders. As it is not currently considered likely that a tax would become due on any such balance, no deferred income taxes have been provided. However, if such tax were to become payable, it would amount to approximately $2,856,000.

(10) Other Comprehensive Income (Loss)

     The changes in the components of other comprehensive income (loss) are reported net of income taxes for the periods indicated, as follows (in thousands):

                                                             Year ended December 31, 2002
                                                        ---------------------------------------
                                                        Pretax           Tax             Net
                                                        amount          effect          amount
                                                        ------          ------          ------
     Unrealized holding gain on investments:
        Unrealized holding gain arising during
          the period                                    $ 51,277        $ (17,844)      $ 33,433
        Plus: reclassification adjustment for
          losses                                           4,423           (1,548)         2,875
        Minimum pension liability                         (7,367)           2,579         (4,788)
                                                        --------        ---------       --------
     Other comprehensive income                         $ 48,333        $ (16,813)      $ 31,520
                                                        ========        =========       ========

                                                             Year ended December 31, 2001
                                                        ---------------------------------------
                                                        Pretax           Tax             Net
                                                        amount          effect          amount
                                                        ------          ------          ------
     Unrealized holding gain on investments:
        Unrealized holding gain arising during
          the period                                    $ 28,702        $(10,147)       $ 18,555
        Less: reclassification adjustment for
          gains included in net income                     6,420          (2,247)          4,173
                                                        --------        ---------       --------
     Other comprehensive income                         $ 35,122        $(12,394)       $ 22,728
                                                        ========        =========       ========

                                                             Year ended December 31, 2000
                                                        ---------------------------------------
                                                        Pretax           Tax             Net
                                                        amount          effect          amount
                                                        ------          ------          ------
     Unrealized holding gain on investments:
        Unrealized holding gain arising during
          the period                                    $ 17,244        $ (6,036)       $ 11,208
        Less: reclassification adjustment for
          losses in net income                              (422)            148            (274)
                                                        --------        ---------       --------
     Other comprehensive income                         $ 16,822        $ (5,888)       $ 10,934
                                                        ========        =========       ========

     At December 31, 2002 and 2001, the components of accumulated other comprehensive income (loss) are as follows (in thousands):

                                                       2002             2001
                                                    ---------        ---------
     Unrealized holding gains, net of deferred
        tax liability of $27,920 and $8,528 in
        2002 and 2001, respectively                 $ 51,841         $ 15,533
     Minimum pension liability, net of deferred
        tax benefit of $2,579 in 2002                 (4,788)            --
                                                    --------         --------
                                                    $ 47,053         $ 15,533
                                                    ========         ========

(11) Reinsurance

     Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Management believes that all reinsurers presently used are financially sound and will be able to meet their contractual obligations; therefore, no significant allowance for uncollectible amounts has been included in the consolidated financial statements. At December 31, 2002, reinsurance receivables with a carrying value of approximately $71,808,000 were associated with two reinsurers. At December 31, 2001, reinsurance receivables with a carrying value of approximately $29,567,000 were associated with one reinsurer. In addition, reinsurance receivables of approximately $481,048,000 and $441,373,000 in 2002 and 2001, respectively, were associated with one reinsurer (note 12).

     Reinsurance agreements in effect for life insurance policies vary according to the age of the insured and the type of risk. Retention amounts for life insurance range from $500,000 on group life to $250,000 on individual life coverages, with slightly lower limits on accidental death benefits. At December 31, 2002 and 2001, the face amounts of life insurance in force that are reinsured amounted to approximately $12,805,000,000 (approximately 61.9% of total life insurance in force) and $12,137,000,000 (approximately 60.8% of total life insurance in force), respectively.

     Reinsurance agreements in effect for accident and health insurance policies vary with the type of coverage.

     The effects of reinsurance agreements on earned and written premiums, prior to deductions for benefits and commission allowances, were approximately $(235,456,000), $(226,503,000), and $(88,517,000), for life and accident and health reinsurance ceded, and $13,940,000,  $10,659,000, and $1,092,000 for life and accident and health reinsurance assumed for the years ended December 31, 2002, 2001, and 2000, respectively.

     Reinsurance agreements reduced benefits paid for life and accident and health policies by approximately $178,979,000, $185,210,000, and $104,660,000 for the years ended December 31, 2002, 2001, and 2000, respectively.

(12) Acquired Business

     (a)  Mid-Continent Life Insurance Company

          Effective December 31, 2000, the Company entered into an assumption reinsurance agreement with the Commissioner of Insurance of the State of Oklahoma, in his capacity as receiver of Mid-Continent Life Insurance Company (MCL) of Oklahoma City, Oklahoma. Under this agreement, the Company assumed MCL's policies in force, with the exception of a small block of annuity policies that was assumed effective January 1, 2001. In a concurrent reinsurance agreement, the Company ceded 100% of the MCL policies assumed to Hannover Life Reassurance Company of America, which agreement was then transferred to Hannover Life Reassurance Company of Ireland (HLR), in 2002. The agreement with HLR is a funds withheld arrangement, with the Company ceding net policy assets and liabilities of approximately $482,730,000 and $443,722,000 to HLR and maintaining a funds withheld liability at December 31, 2002 and 2001, respectively.

          Under the terms of the agreement with the receiver, the Company has guaranteed that the amount of premiums charged under the assumed "Extra-Life" contracts will not increase during the 17-year period beginning December 31, 2000. The Company has also guaranteed that the current dividend scale on the assumed "Extra-Life" contracts shall not be reduced or eliminated during the five-year period beginning December 31, 2000. Certain funds are being held by the receiver for the purpose of paying the reasonable costs of MCL's operations after December 31, 2000 and winding up the receivership proceedings. The remainder of these funds will be remitted to the Company after all such costs have been paid.

          As required by the terms of the assumption reinsurance agreement with the Commissioner of Insurance of the State of Oklahoma, the Company and HLR agreed that a Supplemental Policyholder Reserve (SPR) would be established. The initial SPR is equal to the net of the assets and liabilities received from MCL under the assumption agreement, less amounts ceded to other reinsurance carriers. The SPR is 100% ceded to HLR.

          The purpose of the SPR is to provide additional protection to the MCL policyholders against premium increases and to ensure that profits are recognized over the lives of the underlying policies, rather than being recognized up front. The method for calculation of initial SPR was specified precisely in the agreement with the receiver. The method for calculating the SPR for periods beyond the purchase date was developed by the Company, as this reserve is not otherwise required statutorily or under existing actuarial valuation guidance. The SPR is divided into two parts: (a) an additional reserve for future benefits, which is an estimate of the amount needed, in addition to the policy reserves and liability for future dividends, to fund benefits assuming there are no future premium rate increases, and (b) an additional reserve for future estimated profit, which represents the profit the Company expects to earn on this business over the lives of the underlying policies. The SPR will be reprojected each year to recognize current and future profits as a level percentage of future projected required capital amounts each year, resulting in a level return on investment. Any remaining SPR will not automatically be released after the premium guarantee period of 17 years, because the SPR is to be held until there is an actuarial certainty that premium rate increases will not be needed. The calculation of the SPR is subject to significant volatility, as it is highly dependent upon assumptions regarding mortality, lapse experience, and investment return. Small shifts in any of these underlying assumptions could have a dramatic impact on the value of the SPR.

          Under the terms of the agreement with HLR, HLR has agreed to share future profits on a 50/50 basis with the Company, through an experience refund account. The experience refund account is calculated as premium income plus investment income, less reserve increases
          (including the SPR), benefits paid, and administrative expense allowances paid to AFA, and is settled on a quarterly basis. Losses are not shared on a 50/50 basis, except to the extent that a net loss in the experience account at the end of a quarter carries forward to future quarters. The experience refund earned by AFA in 2002 and 2001, before tax, was approximately $4,191,000 and $5,699,000, respectively. Due to the nature of a funds withheld reinsurance arrangement, the components of the experience refund calculation are reported as separate components in the accompanying consolidated statements of income. Premium income, reserve increases, and benefits paid related to this block are reported as reductions of premium income, changes in reserves, and benefits for reinsurance ceded, as required by SFAS No.
          113. Investment income on the funds withheld is included in AFA's investment income, and administrative expense allowances paid to AFA are reported as a reduction of AFA's expense. The impact of ceding investment income on funds withheld is reported as a reduction of net investment income in the accompanying consolidated statements of income.

     (b)  American Standard Life and Accident Insurance Company

          Effective July 1, 1998, the Company entered into an assumption reinsurance agreement with American Standard Life and Accident Insurance Company (ASL) of Enid, Oklahoma, the National Organization of Life and Health Guaranty Associations, and the guaranty associations in the states where ASL originally conducted its business. The Company recorded an asset for the value of the business acquired based on the present value of the estimated future profits on the business (PVP) at a 6.75% discount rate. The PVP was estimated to be $4,313,000 at July 1, 1998. Approximately $379,000, $437,000, and
          $504,000 of amortization was recorded in 2002, 2001, and 2000, respectively, and is included in operating expenses in the accompanying consolidated statements of income. The December 31, 2002 and 2001 balance of the PVP asset approximates $2,104,000 and $2,483,000, respectively, and is included in other assets in the accompanying consolidated balance sheets.

          An estimate of the amortization of the PVP for the next five years is as follows:

                2003                                    $ 328,000
                2004                                      284,000
                2005                                      246,000
                2006                                      210,000
                2007                                      178,000

(13) Employee Benefit Plans

     The Company participates in a pension plan (the Plan) covering all employees who have satisfied longevity and age requirements. The Company's funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future.

     The Plan's funded status as of December 31 is summarized as follows (in thousands):

                                                                          2002            2001
                                                                        ---------       ---------
     Actuarial present value of benefit obligation:
        Vested benefits                                                 $ 28,974        $ 22,489
        Nonvested benefits                                                 3,238           2,627
                                                                        --------        --------
                Total accumulated benefit obligation                    $ 32,212        $ 25,116
                                                                        ========        ========

     Change in benefit obligation:
        Benefit obligation at beginning of period                       $ 31,104        $ 23,893
        Service cost                                                       2,803           2,187
        Interest cost                                                      2,225           1,954
        Actuarial loss                                                     6,071           5,664
        Benefits paid                                                     (1,406)         (2,594)
                                                                        --------        --------
                Benefit obligation at end of period                     $ 40,797        $ 31,104
                                                                        ========        ========

     Change in plan assets:
        Fair value of plan assets at beginning of period                $ 25,245        $ 24,476
        Actual return on plan assets                                      (2,782)            996
        Employer contributions                                             4,040           2,367
        Benefits paid                                                     (1,406)         (2,594)
                                                                        --------        --------
                Fair value of plan assets at end of period              $ 25,097        $ 25,245
                                                                        ========        ========

     Funded status at end of year:
        Plan assets less than projected benefit obligation              $(15,700)       $ (5,859)
        Unrecognized net actuarial loss                                   15,952           5,855
        Unrecognized prior service cost due to plan amendment                715            (143)
                                                                        --------        --------
                Prepaid pension cost (accrued pension liability)        $    967        $   (147)
                                                                        ========        ========

     In determining the projected benefit obligation, the weighted average assumed discount rates used were 6.75% and 7.25% in 2002 and 2001, respectively. The rate of increase in future salary levels was 5% in 2002 and 2001. The expected long-term rate of return on assets used in determining net periodic pension cost was 9.5% in 2002 and 2001. Plan assets are invested in fixed maturities, equity securities, and short-term investments.

     Net periodic pension cost for the years ended December 31 included the following (in thousands):

                                               2002          2001         2000
                                             --------      --------     --------
     Service cost - benefits earned
        during period                        $ 2,803       $ 2,187      $ 1,944
     Interest costs                            2,225         1,954        1,575
     Expected return on plan assets           (2,432)       (2,521)      (2,202)
     Net amortization and deferral               329            37           15
                                             -------       -------      -------
        Net periodic pension cost            $ 2,925       $ 1,657      $ 1,332
                                             =======       =======      =======

     In 2002, the Company recorded an additional minimum pension liability for the difference between the accumulated benefit obligation and the fair value of plan assets at December 31, 2002, net of the Company's accrued benefit cost and unrecognized prior service cost at December 31, 2002. The additional liability of approximately $4,788,000, net of deferred tax benefit of approximately $2,579,000, is reported as a separate component of other comprehensive income.

     The Company participates in a defined contribution thrift and profit sharing plan as provided under Section 401(a) of the Internal Revenue Code, which includes the tax deferral feature for employee contributions provided by Section 401(k) of the Internal Revenue Code. The Company contributed approximately $1,716,000, $1,466,000, and $1,273,000 to this plan during the years ended December 31, 2002, 2001, and 2000, respectively.

(14) Commitments and Contingencies

     Rent expense for office space and equipment for the years ended December 31, 2002, 2001, and 2000, was approximately $10,079,000, $9,216,000, and
     $8,864,000, respectively. A portion of rent expense relates to leases that expire or are cancelable within one year. The aggregate minimum annual rental commitments as of December 31, 2002 under noncancelable long-term leases are as follows (in thousands):

                2003                                    $ 2,481
                2004                                      2,374
                2005                                      1,470
                2006                                        952
                2007                                        739

     The Company has pledged approximately $8,531,000 of its treasury notes as collateral on lines of credit held by affiliated companies.

     The Company has outstanding mortgage loan commitments of approximately $8,384,000 and $27,597,000 at December 31, 2002 and 2001, respectively.

     As of December 31, 2002, the Company has an outstanding guarantee for approximately $7,425,000 on borrowings from commercial banks by AFC. The borrowings were made for acquisition purposes and mature in 2007. The guarantee unconditionally, continually, and absolutely guarantees the obligations of AFC to the banks, but is limited and reducing as the principal amounts of the notes are repaid on a dollar for dollar basis. The guarantee is expected to mature in 2007 and is unsecured. If AFC defaults on the loan agreement, the Company could be requested to perform under the guarantee. It is unlikely that the Company would be required to make payments under its guarantee and no amount has been accrued for the Company's obligation under its guaranty arrangement.

     In the normal  course of  business,  there are  various  legal  actions and proceedings pending against the Company and its subsidiaries. In management's opinion, the ultimate liability, if any, resulting from these legal actions will not have a material adverse effect on the Company's financial position.

(15) Related-Party Transactions

     The Company and its subsidiaries lease automobiles, furniture, and equipment from a partnership that owns a controlling interest in AFC. These operating leases are cancelable upon one month's notice. During the years ended December 31, 2002, 2001, and 2000, rentals paid under these leases were approximately $4,723,000, $4,210,000, and $4,139,000, respectively.

     During the years ended December 31, 2002, 2001, and 2000, the Company paid investment advisory fees to a partnership that owns a controlling interest in AFC totaling approximately $4,285,000, $3,969,000, and $3,519,000, respectively.

     During the years ended December 31, 2002 and 2000, the Company paid management fees to AFC totaling approximately $3,977,000 and $1,863,000, respectively. During the year ended December 31, 2001, the Company paid management fees and investment advisory fees to AFC totaling approximately $2,844,000.

     The Company leases office space from a subsidiary of AFC. The rent payments associated with the lease were approximately $2,747,000, $2,203,000, and $2,194,000 in 2002, 2001, and 2000, respectively.

     During 2002, 2001, and 2000, the Company paid cash dividends to AFC of approximately $13,539,000, $14,030,000, and $11,137,000, respectively.

     During 2001, the Company paid dividends to AFC of approximately $1,964,000 in the form of common stock in affiliated companies (including the companies' cash balances of approximately $689,000).

     During 2002, 2001, and 2000, the Company entered into three-year software lease agreements with AFC. Lease expense related to the agreements was approximately $2,289,000, $3,693,000, and $2,914,000 for the years ended December 31, 2002, 2001, and 2000, respectively, and is included in selling costs and other operating, administrative, and general expenses.

     Short-term and other investments at December 31, 2002 include a note receivable from a subsidiary of AFC totaling $330,000, which bears an interest rate of 7.5% per annum. The Company recorded investment income on the note of approximately $8,000 during the year ended December 31, 2002. The Company has agreed to advance an additional $200,000 on this note in 2003, and the note matures in 2009.

     An officer of AFC serves on the board of directors of a financial institution in which the Company maintains cash balances.


                       AMERICAN FIDELITY ASSURANCE COMPANY
                                AND SUBSIDIARIES

                   Schedule III - Business Segment Information
                  Years ended December 31, 2002, 2001, and 2000
                                 (In thousands)

     The Company's reportable segments are its strategic business units. The components of operations for the years ended December 31, 2002, 2001, and 2000 are included in the table below.

     Assets and related investment income are allocated based upon related insurance reserves that are backed by such assets. Other operating expenses are allocated in relation to the mix of related revenues.

                                                           2002            2001            2000
                                                        ----------      ----------      ----------
     Total revenues:
        American Fidelity Education Services Division   $  241,354      $  202,684      $  195,848
        Association Worksite Division                      158,779         127,711         113,573
        Strategic Alliance Division                         47,066          55,043          42,891
        AFAmeriLife Division                                10,274          17,593            --
        Noninsurance operations                              1,836           2,959           1,422
                                                        ----------      ----------      ----------
                                                        $  459,309      $  405,990      $  353,734
                                                        ==========      ==========      ==========

     Pretax earnings:
        American Fidelity Education Services Division   $   35,698      $   32,493      $   26,787
        Association Worksite Division                       (4,569)          3,777           8,684
        Strategic Alliance Division                         (6,698)         (1,018)          5,274
        AFAmeriLife Division                                 3,077           9,736            --
        Noninsurance operations                               (325)            123             374
                                                        ----------      ----------      ----------
                                                        $   27,183      $   45,111      $   41,119
                                                        ==========      ==========      ==========

     Total assets:
        American Fidelity Education Services Division   $1,574,785      $1,485,950      $1,357,577
        Association Worksite Division                      332,197         290,493         235,132
        Strategic Alliance Division                         92,664         190,988         232,561
        AFAmeriLife Division                             1,144,732         980,839         892,473
        Noninsurance operations                                325             288           1,603
                                                        ----------      ----------      ----------
                                                        $3,144,703      $2,948,558      $2,719,346
                                                        ==========      ==========      ==========

                                                AMERICAN FIDELITY ASSURANCE COMPANY
                                                         AND SUBSIDIARIES
                                                     Schedule IV - Reinsurance
                                           Years ended December 31, 2002, 2001, and 2000
                                                          (In thousands)

                                                                                                                       Percentage
                                                                  Ceded             Assumed                            of amount
                                              Gross              to other         from other             Net            assumed
                                              amount            companies          companies           amount           to net
                                           --------------     --------------     --------------    --------------    ------------
Year ended December 31, 2002:
      Life insurance in force             $   20,638,283         12,804,611             62,287         7,895,959          0.79%
                                           ==============     ==============     ==============    ==============    ============
      Premiums:
           Life insurance                 $      121,468             91,350                256            30,374          0.84%
           Accident and health insurance         466,847            144,106             13,684           336,425          4.07%
                                           --------------     --------------     --------------    --------------    ------------
               Total premiums             $      588,315            235,456             13,940           366,799          3.80%
                                           ==============     ==============     ==============    ==============    ============
Year ended December 31, 2001:
      Life insurance in force             $   19,912,796         12,137,102             48,531         7,824,225          0.62%
                                           ==============     ==============     ==============    ==============    ============
      Premiums:
           Life insurance                 $      117,870             89,167              4,708            33,411         14.09%
           Accident and health insurance         405,482            137,336              5,951           274,097          2.17%
                                           --------------     --------------     --------------    --------------    ------------
               Total premiums             $      523,352            226,503             10,659           307,508          3.47%
                                           ==============     ==============     ==============    ==============    ============
Year ended December 31, 2000:
      Life insurance in force             $    9,256,897         14,282,890*        10,285,475*        5,259,482        195.56%
                                           ==============     ==============     ==============    ==============    ============
      Premiums:
           Life insurance                 $       36,263              4,311                 (2)           31,950         (0.01)%
           Accident and health insurance         310,578             84,206              1,094           227,466          0.48%
                                           --------------     --------------     --------------    --------------    ------------
               Total premiums             $      346,841             88,517              1,092           259,416          0.42%
                                           ==============     ==============     ==============    ==============    ============
---------------

*    The ceded in force and the assumed in force include approximately  $10,285,000 in reinsurance related to the acquisition of a block of business from Mid-Continent Life Insurance Company. This was effected through a bulk assumption  reinsurance treaty.
     This business is 100% ceded to Hannover Life Reassurance  Company.  The percentage of amount assumed to net is 0.00% with the arrangement removed (note 12).

                                     PART C

                                OTHER INFORMATION

ITEM 24 -- FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements

     The following financial statements are included in Part B of this registration statement:

AMERICAN FIDELITY SEPARATE ACCOUNT A

     Independent Auditors' Report
     Statement of Assets and Liabilities as of December 31, 2002
     Statement of Operations for the Year Ended December 31, 2002
     Statement of Changes in Net Assets for the Year Ended December 31, 2002 and
       2001
     Financial Highlights
     Notes to Financial Statements

AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

     Independent Auditors' Report
     Consolidated Balance Sheets as of December 31, 2002 and 2001
     Consolidated  Statements  of Income for the Years Ended  December 31, 2002,
       2001 and 2000
     Consolidated  Statements  of  Stockholder's  Equity  for  the  Years  Ended
       December 31, 2002, 2001 and 2000
     Consolidated  Statements  of Cash Flows for the Years  Ended  December  31,
       2002, 2001 and 2000
     Notes to Consolidated Financial Statements
     Schedule III - Business Segment Information
     Schedule IV - Reinsurance

     (b)  Exhibits

Exhibit
Number                     Description
-------                    -----------

1.1 Resolution adopted by the Board of Directors of American Fidelity Assurance Company on May 7, 1968, authorizing establishment of the Registrant. Incorporated by reference to Exhibit 1.1 to Post-Effective Amendment No. 43 to Registrant's registration statement on Form N-4 filed on November 25, 1998 (No. 2-30771).

1.2 Resolution adopted by the Board of Directors of American Fidelity Assurance Company on April 6, 1998, authorizing reorganization of the Registrant as a unit investment trust. Incorporated by reference to
       Exhibit 1.2 to Post-Effective Amendment No. 43 to Registrant's registration statement on Form N-4 filed on November 25, 1998 (No. 2-30771).

1.3 Resolution adopted by the Board of Managers of the Registrant on March 19, 1998, authorizing reorganization of the Registrant as a unit investment trust. Incorporated by reference to Exhibit 1.3 to Post-Effective Amendment No. 43 to Registrant's registration statement on Form N-4 filed on November 25, 1998 (No. 2-30771).

3 Underwriting Contract between the Registrant and American Fidelity Securities, Inc. dated December 20, 1972. Incorporated by reference to
       Exhibit 3 to Post-Effective Amendment No. 43 to Registrant's registration statement on Form N-4 filed on November 25, 1998 (No. 2- 30771).

4.1    Form of Variable  Annuity Master  Contract.  Incorporated by reference to
       Exhibit 4.1 to Post-Effective Amendment No. 43 to Registrant's registration statement on Form N-4 filed on November 25, 1998 (No. 2-30771).

4.2 Form of Variable Annuity Contract Certificate. Incorporated by reference to Exhibit 4.2 to Post-Effective Amendment No. 43 to Registrant's registration statement on Form N-4 filed on November 25, 1998 (No. 2-30771).

5      Forms of Variable  Annuity  Application.  Incorporated  by  reference  to
       Exhibit 5 to Post- Effective Amendment No. 43 to Registrant's registration statement on Form N-4 filed on November 25, 1998 (No. 2-30771).

6.1 Articles of Incorporation of American Fidelity Assurance Company and all amendments through November 4, 1987. Incorporated by reference to Exhibit
       6.1 to Post-Effective Amendment No. 43 to Registrant's registration statement on Form N-4 filed on November 25, 1998 (No. 2-30771).

6.2 Amended and Restated Bylaws of American Fidelity Assurance Company dated November 24, 1997. Incorporated by reference to Exhibit 8.2 to Post-Effective Amendment No. 42 to Registrant's registration statement on Form N-3 filed on April 24, 1998 (No. 2-30771).

8.1 Fund Participation Agreement dated December 22, 1998 between Dual Strategy Fund and American Fidelity Assurance Company. Incorporated by reference to Post-Effective Amendment No. 44 to Registrant's registration statement on Form N-4 filed on January 11, 1999 (No. 2-30771).

8.2 First Amendment to Fund Participation Agreement dated December 22, 1998 between Dual Strategy Fund and American Fidelity Assurance Company. Incorporated by reference to Exhibit 8.2 to Post-Effective Amendment No. 48 on Form N-4 on April 30, 2001 (No. 2-30771).

8.3* Second Amendment to Fund Participation Agreement dated July 16, 2002, amending Fund Participation Agreement dated December, 22, 1998.

9*     Opinion and Consent of Counsel.

10*    Independent Auditors' Consent.

13*    Schedule for computation of performance quotations.

99*    American Fidelity Assurance Company organization chart.

----------------

* Filed herewith.


ITEM 25 -- DIRECTORS AND OFFICERS OF THE DEPOSITOR

                                            Positions and Offices
Name and Principal                          with American Fidelity
   Business Address                         Assurance Company
---------------------------------           -------------------------------

Lynda L. Cameron                            Director
2000 N. Classen Boulevard
Oklahoma City, Oklahoma  73106

William M. Cameron                          Chairman, Chief Executive
2000 N. Classen Boulevard                   Officer and Director
Oklahoma City, Oklahoma  73106

David R. Carpenter                          Executive Vice President and
2000 N. Classen Boulevard                   Treasurer
Oklahoma City, Oklahoma  73106

William E. Durrett                          Senior Chairman of the Board
2000 N. Classen Boulevard                   and Director
Oklahoma City, Oklahoma  73106

Charles R. Eitel                            Director
One Concourse Parkway, Suite 600
Atlanta, Georgia  30328

Theodore M. Elam                            Director
10th Floor, Two Leadership Square
211 North Robinson
Oklahoma City, Oklahoma  73102

Stephen P. Garrett                          Senior Vice President and
2000 N. Classen Boulevard                   Secretary
Oklahoma City, Oklahoma  73106

William A. Hagstrom                         Director
800 N. Research Parkway, Suite 370
Oklahoma City, Oklahoma  73104

Kenneth D. Klehm                            Senior Vice President
2000 N. Classen Boulevard
Oklahoma City, Oklahoma  73106

Alfred L. Litchenburg                       Executive Vice President
2000 N. Classen Boulevard
Oklahoma City, Oklahoma  73106

David R. Lopez                              Director
18700 Saddle River
Oklahoma City, Oklahoma  73003

Paula Marshall-Chapman                      Director
2727 East 11th Street
Tulsa, Oklahoma  74104

John W. Rex                                 President and Director
2000 N. Classen Boulevard
Oklahoma City, Oklahoma  73106

Galen P. Robbins, M.D.                      Director
11901 Quail Creek Road
Oklahoma City, Oklahoma  73120

ITEM 26 -- PERSONS  CONTROLLED BY OR UNDER COMMON  CONTROL WITH THE DEPOSITOR OR
           REGISTRANT

     American Fidelity  Assurance  Company's  organization  chart is included as
Exhibit 99. The subsidiaries of American Fidelity Assurance Company reflected in the organization chart are included in the consolidated financial statements of American Fidelity Assurance Company in accordance with generally accepted accounting principles.

ITEM 27 -- NUMBER OF CONTRACT OWNERS

     As of April 1, 2003, there were 2,479 contract owners of qualified contracts offered by the Registrant.

ITEM 28 -- INDEMNIFICATION

     (a) American Fidelity Assurance Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of American Fidelity Assurance Company) by reason of the fact that he is or was a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees), amounts paid in settlement (whether with or without court approval), judgments, fines actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of American Fidelity Assurance Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was not unlawful.

     (b) American Fidelity Assurance Company shall indemnify every person who is or was a party or is or was threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of American Fidelity Assurance Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of American Fidelity
Assurance Company, or is or was serving at the request of American Fidelity Assurance Company as a director, officer, employee, or agent or in any other capacity of or in another corporation, or a partnership, joint venture, trust, or other enterprise, or by reason of any action alleged to have been taken or not taken by him while acting in such capacity, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such threatened, pending, or completed action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of American Fidelity Assurance Company. The termination of any such threatened or actual action or suit by a settlement or by an adverse judgment or order shall not of itself create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of American Fidelity Assurance Company. Nevertheless, there shall be no indemnification with respect to expenses incurred in connection with any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to American Fidelity Assurance Company, unless, and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper.

     (c) To the extent that a director, officer, employee, or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Subsections (a) and (b) hereof, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with such defense.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29 -- PRINCIPAL UNDERWRITERS

     (a) American Fidelity Securities, Inc. is the sole underwriter for American Fidelity Separate Account A, American Fidelity Separate Account B, American Fidelity Separate Account C and American Fidelity Dual Strategy Fund, Inc.(R)

     (b) The following persons are the officers and directors of American Fidelity Securities. The principal business address for each of the following officers and directors is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106.

  Name and Principal
   Business Address              Positions and Offices with Underwriter
-------------------------------  ---------------------------------------------
David R. Carpenter               Director, Chairman, President, Chief Executive
P.O. Box 25523                   Officer, Treasurer, Chief Financial Officer and
Oklahoma City, Oklahoma  73125   Investment Company and Variable Contracts
                                 Products Principal

Marvin R. Ewy                    Director, Vice President, Secretary, Chief
P.O. Box 25523                   Compliance Officer and Investment Company and
Oklahoma City, Oklahoma  73125   Variable Contracts Products Principal

Nancy K. Steeber                 Director, Vice President, Operations Officer
P.O. Box 25523                   and Investment Company and Variable Contracts
Oklahoma City, Oklahoma  73125   Products Principal


     (c) The net underwriting discounts and commissions received by American Fidelity Securities, Inc. from the Registrant in 2002 were $515,756, representing the 3% sales fee deducted from purchase payments to the Registrant. It received no other compensation from or on behalf of the Registrant during the year.

ITEM 30 -- LOCATION OF ACCOUNTS AND RECORDS

     The name and address of the person who maintains physical possession of the accounts, books and other documents of the Registrant required by Section 31(a) of the Investment Company Act of 1940 are:

                               David R. Carpenter
                     Executive Vice President and Treasurer
                       American Fidelity Assurance Company
                            2000 N. Classen Boulevard
                          Oklahoma City, Oklahoma 73106

ITEM 31 -- MANAGEMENT SERVICES

     Not applicable.

ITEM 32 -- UNDERTAKINGS

                                  UNDERTAKINGS

     The Registrant hereby undertakes to:

     (a) file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

     (b) include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information; and

     (c) deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

                                 REPRESENTATIONS

     American Fidelity Assurance Company hereby represents that the fees and charges deducted under the Variable Annuity Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American Fidelity Assurance Company.

     American Fidelity Assurance Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that American Fidelity Assurance Company has:

     1. Included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

     2. Included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

     3. Instructed sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by
Section 403(b)(11) to the attention of the potential participants;

     4. Obtained from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403 (b) arrangement to which the participant may elect to transfer his contract value.

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness under Rule 485(b) of the Securities Act and has caused this Registration Statement to be signed on its behalf, in the City of Oklahoma City and State of Oklahoma on April 7, 2002.

                             AMERICAN FIDELITY SEPARATE ACCOUNT A
                                (Registrant)
                             By: American Fidelity Assurance Company
                                 (Depositor)

                            By: JOHN W. REX
                                John W. Rex, President


                            AMERICAN FIDELITY ASSURANCE COMPANY
                               (Depositor)

                            By: JOHN W. REX
                                John W. Rex, President

     Each of the undersigned officers and directors of American Fidelity Assurance Company, hereby severally constitute and appoint John W. Rex, his true and lawful attorney-in-fact with full power to him to sign for him, and in his name as officer or director, or both, of the American Fidelity Assurance Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form N-4 to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

     As required by the Securities Act of 1933, this Registration  Statement has
been  signed  by  the  following   persons  in  the   capacities   indicated  on
April 7, 2003.

Signature                       Title
---------                       -----
                                Director
-----------------------------
Lynda L. Cameron


WILLIAM M. CAMERON              Chairman, Chief Executive Officer and Director
William M. Cameron              (Principal Executive Officer)


DAVID R. CARPENTER              Executive Vice President and Treasurer
David R. Carpenter              (Principal Financial and Accounting Officer)


WILLIAM E. DURRETT              Senior Chairman of the Board and Director
William E. Durrett


-----------------------------   Director
Charles R. Eitel


THEODORE M. ELAM                Director
Theodore M. Elam


WILLIAM A. HAGSTROM             Director
William A. Hagstrom


                                Director
-----------------------------
David R. Lopez


                                Director
-----------------------------
Paula Marshall-Chapman


JOHN W. REX                     President and Director
John W. Rex


GALEN P. ROBBINS                Director
Galen P. Robbins, M.D.

                               INDEX TO EXHIBITS

Exhibit
Number       Description                        Method of Filing
------       -----------                        ----------------

1.1    Resolution  adopted  by  the  Board  of  Incorporated herein by reference
       Directors    of    American    Fidelity
       Assurance   Company  on  May  7,  1968,
       authorizing    establishment   of   the
       Registrant.

1.2    Resolution  adopted  by  the  Board  of  Incorporated herein by reference
       Directors    of    American    Fidelity
       Assurance  Company  on April  6,  1998,
       authorizing   reorganization   of   the
       Registrant as a unit investment trust.

1.3 Resolution adopted by the Board of Incorporated herein by reference Managers of the Registrant on March 19,
       1998, authorizing reorganization of the
       Registrant as a unit investment trust.

3      Underwriting   Contract   between   the  Incorporated herein by reference
       Registrant   and   American    Fidelity
       Securities,  Inc.  dated  December  20,
       1972.

4.1    Form   of   Variable   Annuity   Master  Incorporated herein by reference
       Contract.

4.2    Form  of  Variable   Annuity   Contract  Incorporated herein by reference
       Certificate.

5      Forms of Variable Annuity Application.   Incorporated herein by reference

6.1    Articles of  Incorporation  of American  Incorporated herein by reference
       Fidelity   Assurance  Company  and  all
       amendments through November 4, 1987.

6.2    Amended and Restated Bylaws of American  Incorporated herein by reference
       Fidelity    Assurance   Company   dated
       November 24, 1997.

8.1    Fund   Participation   Agreement  dated  Incorporated herein by reference
       December 22, 1998 between Dual Strategy
       Fund and  American  Fidelity  Assurance
       Company.

8.2    First  Amendment to Fund  Participation  Incorporated herein by reference
       Agreement   dated   December  22,  1998
       between Dual Strategy Fund and American
       Fidelity Assurance Company.

8.3 Second Amendment to Fund Participation Filed herewith electronically Agreement dated July 16, 2002, amending
       Fund   Participation   Agreement  dated
       December, 22, 1998.

9      Opinion and Consent of Counsel.          Filed herewith electronically

10     Independent Auditors' Consent.           Filed herewith electronically

13 Schedule for computation of performance Filed herewith electronically quotations.

99     American  Fidelity   Assurance  Company  Filed herewith electronically
       organization chart.

                                                                     EXHIBIT 8.3

                SECOND AMENDMENT TO FUND PARTICIPATION AGREEMENT

     This Amendment, dated as of July 16th, 2002, amends the Fund Participation Agreement, dated as of December 22, 1998 (the "Agreement"), between American Fidelity Dual Strategy Fund, Inc. (the "Fund") and American Fidelity Assurance Company ("AFA").

     WHEREAS, the Fund and AFA desire to amend Schedule A to the Agreement to add a new separate account;

     NOW, THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, the Fund and AFA agree as follows:

1. The Fund and AFA hereby amend and restate Schedule A to the Existing Agreement, attached hereto and made a part hereof, as set forth in this Second Amendment to the Agreement.

2. Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Second Amendment to the Fund Participation Agreement as of the date and year first above written.

                                      AMERICAN FIDELITY ASSURANCE COMPANY


                                      JOHN W. REX
                                      John W. Rex, President


                                      AMERICAN FIDELITY DUAL STRATEGY FUND, INC.


                                      JOHN W. REX
                                      John W. Rex, Chairman of the Board and
                                      President



                                  "SCHEDULE A"

Segregated Accounts of American Fidelity Assurance Company Participating in American Fidelity Dual Strategy Fund, Inc."

    Name of Separate Account                     Effective Date of Participation
    ------------------------                     -------------------------------

    American Fidelity Separate Account A         January 1, 1999
    American Fidelity Separate Account B         May 1, 1999
    American Fidelity Separate Account C         July 16, 2002

                                                                       EXHIBIT 9
                                   LAW OFFICES
                                  McAFEE & TAFT
                           A PROFESSIONAL CORPORATION
                        10TH FLOOR, TWO LEADERSHIP SQUARE
                               211 NORTH ROBINSON
                       OKLAHOMA CITY, OKLAHOMA 73102-7103
                                 (405) 235-9621
                               FAX (405) 235-0439
                            http://www.mcafeetaft.com


                                 April 29, 2003

American Fidelity Assurance Company
2000 North Classen Boulevard
Oklahoma City, Oklahoma  73106

                                    Re:   American Fidelity Separate Account A -
                                          Post Effective Amendment No. 50 to
                                          Form N-4 Registration Statement (File
                                          Nos. 2-30771 and 811-01764)

Ladies and Gentlemen:

          You have requested our opinion in connection with the filing with the Securities and Exchange Commission of Post-Effective Amendment No. 50 to the above-referenced Registration Statement on Form N-4 for the AFPR1ME GROWTH Variable Annuity contract (the "Contract") to be issued by American Fidelity Assurance Company ("AFA") and its separate account, American Fidelity Separate Account A.

          We have made such examination of the law and have examined such records and documents as in our judgment are necessary or appropriate to enable us to render the opinions expressed below.

          Based on the foregoing, we are of the opinion that:

          (1) American Fidelity Separate Account A is a separate account as the term is defined in Section 2(a)(37) of the Investment Company Act of 1940 (the "Act"), and is currently registered with the Securities and Exchange Commission pursuant to Section 8(a) of the Act.

          (2) The Contract and the interests therein will be legally issued when issued in accordance with the Prospectus contained in the Registration Statement and in compliance with applicable state insurance law and will represent binding obligations of AFA, provided that the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally.

          You may use this opinion letter as an exhibit to the Registration Statement. We consent to the reference to our firm under the caption "Legal Opinion" contained in the Statement of Additional Information which forms a part of the above-referenced Registration Statement.

                                Very truly yours,

                                McAFEE & TAFT A PROFESSIONAL CORPORATION

                                                                      EXHIBIT 10

                          Independent Auditors' Consent

The Board of Directors
American Fidelity Assurance Company

We consent to the use of our reports included herein and the reference to our firm under the heading "Custodian and Independent Accountants" in the Statement of Additional Information.

                                         KPMG LLP


Oklahoma City, Oklahoma
April 24, 2003

                                                                      EXHIBIT 13

                                       AMERICAN FIDELITY SEPARATE ACCOUNT A

Schedule of Computations for Each Performance Quotation Provided in the Registration Statement

                                                                ONE YEAR           FIVE YEAR            TEN YEAR
(1) CUMULATIVE TOTAL RETURN                                   TOTAL RETURN        TOTAL RETURN        TOTAL RETURN
                                                              ------------        ------------        ------------
   (A) INITIAL INVESTMENT                                     $1,000.00            $1,000.00            $1,000.00
         multiplied by                                              x                    x                    x
         0.96                                                      0.96                 0.96                 0.96
         less $15.00                                                -                    -                    -
         less $.50                                               $15.00               $15.00               $15.00
         equals                                                     -                    -                    -
       NET INITIAL INVESTMENT                                     $0.50                $0.50                $0.50
                                                                    =                    =                    =
                                                                $944.50              $944.50              $944.50


   (B) NET INITIAL INVESTMENT                                   $944.50              $944.50              $944.50
         divided by                                                 /                    /                    /
       ACCUMULATION UNIT VALUE ON PURCHASE DATE                $24.9255             $19.4632              $9.1083
         equals                                                     =                    =                    =
       NUMBER OF ACCUMULATION UNITS PURCHASED                     37.89                48.53               103.70


   (C) ACCUMULATION UNIT VALUE AT THE END OF TIME PERIOD       $18.5027             $18.5027             $18.5027
         multiplied by                                               x                    x                    x
       NUMBER OF ACCUMULATION UNITS PURCHASED                     37.89                48.53               103.70
         equals                                                     =                    =                    =
       ENDING VALUE                                             $701.07              $897.94            $1,918.73


   (D) ENDING VALUE                                             $701.07              $897.94            $1,918.73
         minus                                                      -                    -                    -
       INITIAL INVESTMENT                                     $1,000.00            $1,000.00            $1,000.00
         equals                                                     =                    =                    =
       TOTAL DOLLAR RETURN                                     ($298.93)            ($102.06)             $918.73


   (E) TOTAL DOLLAR RETURN                                     ($298.93)            ($102.06)             $918.73
         divided by                                                 /                    /                    /
       INITIAL INVESTMENT                                     $1,000.00            $1,000.00            $1,000.00
         multiplied by                                              x                    x                    x
         100                                                        100                  100                  100
         equals                                                     =                    =                    =
       TOTAL RETURN FOR THE PERIOD EXPRESSED AS A PERCENTAGE     -29.89%              -10.21%               91.87%


(2) AVERAGE ANNUAL TOTAL RETURN (STANDARDIZED PERFORMANCE)

Average annual total return quotations for the one, five and ten year periods ending 31-Dec-02 are computed using the formula below:

                        P (1 +  T)**n   =  ERV

  Where:  P    =  a hypothetical initial investment of $1,000

          T    =  average annual total return

          **n   =  number of years

          ERV = ending value of a hypothetical $1,000 investment as of the end of the one, five and ten year periods computed in accordance with the formula shown in (1) above.

  Thus:

            ONE YEAR                    FIVE YEAR                      TEN YEAR
          AVERAGE ANNUAL              AVERAGE ANNUAL                AVERAGE ANNUAL
           TOTAL RETURN                TOTAL RETURN                  TOTAL RETURN
           ------------                ------------                  ------------
   $1,000 (1 + T)**1 = $701.07    $1,000 (1 + T)**5 = $897.94   $1,000 (1 + T)**10 = $1,918.73
                    T = -29.89%                    T =  -2.13%                   T =      6.73%


                                                                      EXHIBIT 99

               WILLIAM M. CAMERON ("WMC")                                                    LYNDA L. CAMERON ("LLC")
---------------------------------------------------- ------------------------- -----------------------------------------------------
American Fidelity Property First Fidelity Bancorp,                             First Fidelity Bancorp,   Cameron Equestrian Center,
Company of North Carolina, Inc.                                                Inc.                      Inc.
Inc.   100% - NC           49% - OK                                            49% - OK                  100% - OK
73-1365433                 73-1176204                                          73-1176204                73-1289555
=====================================================
     First Fidelity Bancorp,                                                   Cameron Arabian, Inc.
     Inc.  49% - OK                                                            100% - OK
     73-1176204                                                                73-1315467
-----------------------------------------------------                          =====================================================
First Fidelity Bank, NA                                                             First Fidelity Bancorp,
100%                                                                                Inc.
73-1100200                                                                          49% - OK
=====================================================                               73-1176204
     First Fidelity Bank, NA                                                   -----------------------------------------------------
     100%                                                                      First Fidelity Bank, N.A.
     73-1100200                                                                100%
-----------------------------------------------------                          73-110020
FFB Investment, Inc.       First Fidelity Financial                            =====================================================
100% - NV                  Services, Inc.                                           First Fidelity Bank, N.A.
88-0424888                 100% - OK    73-1585460                                  100%
=====================================================                               73-110020
     FFB Investment, Inc.                                                      -----------------------------------------------------
     100% - NV                                                                 First Fidelity Financial  FFB Investments, Inc.
     88-0424888                                                                Services, Inc.            100% - NV
-----------------------------------------------------                          100% - OK                 88-0424888
FFB Holdings, Inc.         ***FFB Loan Investment                              73-1585460
100% - NV                  Limited Partnership                                 =====================================================
88-0446560                 99% - NV    88-0447502                                   FFB Investments, Inc.
=====================================================                               100% - NV
                                                                                    88-0424888
                                                                               -----------------------------------------------------
                                                                               FFB Holdings, Inc.        ***FFB Loan Investment
                                                                               100% - NV                 Limited Partnership
                                                                               88-0446560                99% - NV
                                                                                                         88-0447502
=====================================================                          =====================================================
                                                       Cameron Associates, Inc.
                                                        50% WMC; 50% LLC - OK
                                                         Sole General Partner
                                                              73-1533495
------------------------------------------------------------------------------------------------------------------------------------
                                                        **Cameron Enterprises,
                                                    A Limited Partnership (CELP) - OK
                                                              73-1267299
====================================================================================================================================
                                                        **Cameron Enterprises,
                                                    A Limited Partnership (CELP) - OK
                                                              73-1267299
------------------------------------------------------------------------------------------------------------------------------------
American Fidelity Corp.                              BTECH Warehouse, L.L.C.                             CELP Ltd. Agency, Inc.
(AFC)                                                100% - OK                                           100% - OK
94.0% - NV 73-0966202                                73-1267299                                          73-1369092
====================================================================================================================================
                                                        American Fidelity Corp.
                                                                (AFC)
                                                         94.0% - NV 73-0966202
------------------------------------------------------------------------------------------------------------------------------------
Market Place               American Fidelity         American Mortgage &       Concourse C, Inc.         American Fidelity
Realty Corp.               Assurance Co. (AFA)       Investment Co.            100% - OK                 Property Co. (AFPC)
(MPRC)                     100% - OK                 (AMICO)                   73-1575531                100% - OK
100% - OK                  73-0714500                98.7% - OK                                          73-1290496
73-1160212                 NAIC #60410               73-1232134

Oklahoma City Angel In-    ASC Holding, L.L.C.       Apple Creek Apartments,   AF Apartments, Inc.       American Public Life Ins.
vestment Group, L.L.C.     75% - OK                  Inc.                      100% - OK                 Co.   100% - MS
100% - OK                  73-1528120                100% - OK                 73-1512985                64-0349942
73-1612531                                           73-1408485                                          NAIC #60801

American Fidelity
International Holdings,
Inc.   100% - OK
73-1421879
====================================================================================================================================
                                                       CELP Ltd. Agency, Inc.
                                                             100% - OK
                                                            73-1369092
------------------------------------------------------------------------------------------------------------------------------------
                                                     North American Insurance
                                                     Agency, Inc. (NAIA)
                                                     100% of Special Stock - OK
                                                     73-0687265
====================================================================================================================================
                                                     North American Insurance
                                                     Agency, Inc. (NAIA)
                                                     100% of Special Stock - OK
                                                     73-0687265
------------------------------------------------------------------------------------------------------------------------------------
Agar Ins. Agency, Inc.     North American Ins.       N.A.I.A. of Louisiana,    North American Ins.       North American Ins.
95.4% - OK                 Agency of Colorado, Inc.  Inc.                      Agency of New Mexico,     Agency of Tulsa, Inc.
73-0675989                 100% - CO                 100% - LA                 Inc.                      100% - OK
                           84-0599059                72-0761691                100% - NM                 73-0778755
                                                                               85-0441542

North American Ltd.        N.A.I.A. Ins. Agency,     Towe, Hester & Erwin,     Robert C. Bates, LLC
Agency, Inc.               Inc.                      LLC                       25% - OK
100% - OK                  100% - OK                 52% - OK                  FEIN N/A
73-1356772                 73-1527682                73-1615119
====================================================================================================================================
                                                *American Fidelity Assurance Co. (AFA)
                                                            100% - OK
                                                            73-0714500
                                                            NAIC #60410
------------------------------------------------------------------------------------------------------------------------------------
Senior Partners, LLC       American                  Balliet's, L.L.C.         American Fidelity         First Financial
50% - OK                   Fidelity                  45% - OK                  Ltd. Agency, Inc.         Securities of
73-1559624                 Securities,               73-1529608                (AFLA)                    America, Inc.
                           Inc. (AFS)                                          100% - OK                 100% - TX
                           100% - OK                                           73-1352430                76-0055292
                           73-0783902
====================================================================================================================================
                                                     American Public Life Ins. Co.
                                                              (APLICO)
                                                             100% - MS
                                                             64-0349942
                                                              NAIC #60801
------------------------------------------------------------------------------------------------------------------------------------
DentaCare Marketing &
Administration, Inc.
(DCM&A)
100% - LA
72-1251800
====================================================================================================================================
                                                         American Fidelity
                                                       International Holdings,
                                                          Inc.,  100%-OK
------------------------------------------------------------------------------------------------------------------------------------
American Fidelity Offshore
Invest., Ltd.
100% - Bermuda
NAIC - #20400
Reg. #EC20754
====================================================================================================================================
                                                     American Fidelity Offshore
                                                          Invest., Ltd.
                                                          100% - Bermuda
                                                           NAIC - #20400
                                                           Reg. #EC20754
------------------------------------------------------------------------------------------------------------------------------------
American Fidelity Inter-   American Fidelity         Mari El Development       American Fidelity
national (Bermuda) Ltd.    (China), Ltd.             Corporation Limited       (Cyprus), Ltd.
100% - Bermuda             93% - Bermuda             Republic of Cyprus        Republic of Cyprus
Reg. #28402                EC23647                   Reg. #7035                99%
                                                     51.3% - AFOI
====================================================================================================================================
                                                         American Fidelity
                                                           (China), Ltd.
                                                           93% - Bermuda
                                                              EC23647
------------------------------------------------------------------------------------------------------------------------------------
Pacific World
Holdings, Ltd.
55% - Labuan
====================================================================================================================================
                                                           Pacific World
                                                           Holdings, Ltd.
                                                            55% - Labuan
------------------------------------------------------------------------------------------------------------------------------------
Asia Pacific Risk          PWG Insurance Brokers     Pacific World Global      Pacific World             Pacific World (Asia)
Consultants                PTE Ltd.                  Limited                   International Limited     Limited
30% - Thailand             100% - Singapore          100% - Labaun             100% - Labaun             100% - HongKong

PWG Sallmanns Limited      ACRH Holding Limited
50% - Labaun               50% - Labuan
====================================================================================================================================
                                                          American Fidelity
                                                           (Cyprus), Ltd.
                                                         Republic of Cyprus
                                                                 99%
------------------------------------------------------------------------------------------------------------------------------------
Soyuznik Ins. Co.
34% Russian Federation
====================================================================================================================================
                                                         Pacific World (Asia)
                                                              Limited
                                                           100% - HongKong
------------------------------------------------------------------------------------------------------------------------------------
PWG (M) Sdn Bhd            Pacific World Risk        Bain Dawes (M) Sdn Bhd    Inter-Pro Services Sdn    Finite Services Sdn Bhd
100% - Malaysia            Consultants               97.97% - Malaysia         Bhd                       100% - Malaysia
                           100% - Malaysia                                     100% - Malaysia

Asia Century Re Limited
50% - Labuan
====================================================================================================================================
                                                        Pacific World Risk
                                                           Consultants
                                                         100% - Malaysia
------------------------------------------------------------------------------------------------------------------------------------
PWG Resources Development
Sdn Bhd
100% - Malaysia
====================================================================================================================================
                                                       Senior Partners, LLC
                                                            50% - OK
                                                           73-1559624
------------------------------------------------------------------------------------------------------------------------------------
Bordeaux, LLC
75% - OK
73-1559626
====================================================================================================================================
                                                        American Fidelity
                                                       Limited Agency, Inc.
                                                             (AFLA)
                                                            100% - OK
                                                            73-1352430
------------------------------------------------------------------------------------------------------------------------------------
American Fidelity
General Agency, Inc.
(AFGA)
100% - OK
73-1352431
====================================================================================================================================
                                                          American Fidelity
                                                         General Agency, Inc.
                                                                (AFGA)
                                                              100% - OK
                                                              73-1352431
------------------------------------------------------------------------------------------------------------------------------------
American Fidelity General
Agency of Alabama, Inc.
100% - AL
74-2945370
====================================================================================================================================
                                                          Concourse C, Inc.
                                                             100% - OK
                                                             73-1575531
------------------------------------------------------------------------------------------------------------------------------------
Enrollcom, Inc.            Best Education Solutions,  Concourse Three, Inc.
100% - OK                  Inc.                       100% - OK
73-1575385                 100%-OK                    73-1583669
                           73-1583667
====================================================================================================================================
                                                  American Fidelity Property Co. (AFPC)
                                                              100% - OK
                                                              73-1290496
------------------------------------------------------------------------------------------------------------------------------------
Home Rentals, Inc.         Western Partners, LLC     Broadway Tech, LLC
100% - OK                  100% - OK                 100% - OK
73-1364266                 73-1544275
====================================================================================================================================
                                                          ASC Holding, L.L.C.
                                                              75% - OK
                                                             73-1528120
------------------------------------------------------------------------------------------------------------------------------------
InvesTrust, NA             Oklahoma@Data Services    Asset Services Co., LLC
100% - OK                  100% - OK                 100% - OK
73-1546867                 73-1590280                73-1547246
====================================================================================================================================

*        Insurance Company
**       Limited Partners are:  CWC 1980 Trusts, LBC 1980 Trust, JCC 1980 Trust, WMC/LLC Insurance Trusts, WMC/LLC Trust B
***      1% owned by FFB Holdings, Inc.

NOTE:    All of the above  organizations  are  corporations  that have the word Company,  Inc., or Corp.  The above organizations which have the letters LLC or LC are limited liability companies.